As filed with the Securities and Exchange Commission on October  25, 1996


                                      Securities Act Registration No. 333-
                                                                          ------
                              Investment Company Act Registration No. 811-
                                                                          ------


                 ---------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                  --------------------------------------------

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            o

          Pre-Effective Amendment No.                              o
                                     -----

          Pre-Effective Amendment No.                              o
                                     -----

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    o

                              Amendment No.
                                            -----
                        (Check appropriate box or boxes)

                              THE GARZARELLI FUNDS
               (Exact Name of Registrant as Specified in Charter)
                       100 South Wacker Drive, Suite 2100
                         Chicago, Illinois  60606-4002

                    (Address of Principal Executive Offices)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (312) 782-1525

                             ANDREW J. GOODWIN, III
                       100 South Wacker Drive, Suite 2100
                         Chicago, Illinois  60606-4002
                    (Name and Address of Agent for Service)

                                    Copy to:
                             David A. Sturms, Esq.
                      Vedder, Price, Kaufman and Kammholz
                            222 North LaSalle Street
                         Chicago, Illinois  60601-1003

Approximate Date of Proposed Public Offering: As soon as possible after this Registration Statement becomes effective. In accordance with Rule 24f-2(a)(1) under the Investment Company Act of 1940, Registrant hereby declares that an indefinite number or amount of shares is being registered by this Registration Statement.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said section 8(a), may determine.




                              THE GARZARELLI FUNDS
                             CROSS REFERENCE SHEET

     (Pursuant to Rule 481 showing the location in the Prospectus and the Statement of Additional Information of the responses to the Items of Parts A and B of Form N-1A).


                                      Caption or Subheading in Prospectus or
    Item No. on Form N-1A             Statement of Additional Information
    ---------------------             --------------------------------------

 1. Cover Page                        Cover Page

 2. Synopsis                          Expense Summary

 3. Condensed Financial Information   <F1>

 4. General Description of            The Garzarelli Funds; Other Investment
    Registrant                        Policies and Risk Considerations;
                                      Investment Limitations

 5. Management  of the Fund           Management of the Funds; Transfer and
                                      Dividend Disbursing Agent, Custodian
                                      and Independent Accountants

5A. Management's Discussion of Fund   <F1>
    Performance

 6. Capital Stock and Other           Capital Structure; Dividends and
    Securities                        Distributions; Taxes; Shareholder
                                      Reports and Information

 7. Purchase of Securities Being      How to Purchase Shares; Pricing of Fund
    Offered                           Shares; How to Exchange Shares;
                                      Retirement Plans; Service and
                                      Distribution Plan

 8.  Redemption or Repurchase         How to Redeem Shares; Pricing of Fund
                                      Shares; How to Exchange Shares

 9. Legal Proceedings                 <F1>


PART B -
INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION
-----------------------------------------------------------

10.  Cover Page                       Cover Page

11.  Table  of Contents               Table of Contents

12.  General Information and History  <F2>

13.  Investment Objectives and        Additional Investment Information;
     Policies                         Investment Restrictions

14.  Management of the Fund           Additional Trust Information


15.  Control Persons and Principal    Additional Trust Information
     Holders of Securities

16.  Investment Advisory and Other    Additional Trust Information
     Services

17.  Brokerage Allocation and Other   Portfolio Transactions and Brokerage
     Policies

18.  Capital Stock and Other          Description of Shares
     Securities

19.  Purchase, Redemption and         Included in the Prospectus under the
     Pricing of Securities Being      heading "How to Purchase Shares,"
     Offered                          "Pricing of Fund Shares," "How to
                                      Exchange Shares" and "How to Redeem
                                      Shares" and in the Statement of
                                      Additional Information under the
                                      headings "Individual Retirement
                                      Accounts"

20.  Tax Status                       Included in the Prospectus under the
                                      headings "Taxes" and "Dividends and
                                      Distributions" and in the Statement of
                                      Additional Information under the
                                      heading "Taxes" and "Additional
                                      Investment Information"

21.  Underwriters                     <F1>

22.  Calculation of Performance Data  Included in the Prospectus under the heading "Fund Performance" and in the
                                      Statement of Additional Information
                                      under the heading "Performance
                                      Information"

23.  Financial Statements             Financial Statements

------------------------------------------------------------------------------
<F1> Answer negative or inapplicable
<F2> Complete answer to Item is contained in the Prospectus






                                                            DECEMBER   , 1996
                                                                     --

                              THE GARZARELLI FUNDS

The Garzarelli Funds (the "Trust") is a no-load, open-end management investment company, commonly known as a mutual fund. The Trust presently consists of two diversified investment portfolios designed to offer investors a range of equity-oriented investment opportunities. Each investment portfolio is individually referred to as a "Fund" and collectively as the "Funds."

Garzarelli Investment Management LLC ("Adviser") serves as the investment adviser to the Funds. Elaine M. Garzarelli, founder and [Chairperson] of the Adviser, is responsible for the overall strategic management of the Funds. Affinity Investment Advisers, Inc. ("Sub-Adviser") acts as Sub-Adviser to the Garzarelli Affinity Equity Fund.

The GARZARELLI AFFINITY EQUITY FUND seeks capital appreciation. The Fund invests primarily in a diversified portfolio of equity securities of mid- to large capitalization companies. However, when in the opinion of the Adviser market conditions warrant, the Fund may invest in cash equivalents and other fixed income securities.

The GARZARELLI BALANCED FUND seeks a high level of total return. The Fund may emphasize investments in common stocks and other equity type securities or securities acquired primarily to produce income, or a combination of both, depending on the assessment of market conditions by the Fund's Adviser. Under normal market conditions, at least 25% of the Fund's assets will be invested in fixed income securities.

This Prospectus sets forth concisely the information about the Funds that you should know before investing. You are advised to read this Prospectus carefully and keep it for future reference.

A statement of Additional Information, dated December __, 1996, which is incorporated herein by reference, has been filed with the Securities and Exchange Commission. The Statement of Additional Information, which may be revised form time to time, contains further information about the Funds and is available, without charge, by writing to the Funds at P.O. Box _____, Milwaukee, WI 53201-____, or calling 1-800-________. If you wish to contact the Funds via an overnight delivery, send it to: The Garzarelli Funds, 207 East Buffalo Street, Suite 315, Milwaukee, WI 53202-5712.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                               TABLE OF CONTENTS

Prospectus Summary...............................................
Expense Summary..................................................
The Garzarelli Funds.............................................
Other Policies and Risk Considerations...........................
Investment Limitations...........................................
Management of the Funds..........................................
Pricing of Fund Shares...........................................
How to Purchase Shares...........................................
How to Exchange Shares...........................................
How to Redeem Shares.............................................
Dividends and Distributions......................................
Shareholder Reports and Information..............................
Retirement Plans.................................................
Service and Distribution Plan....................................
Taxes............................................................
Capital Structure................................................
Transfer and Dividend Disbursing Agent, Custodian
   and Independent Accountants...................................
Fund Performance.................................................


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR THEIR DISTRIBUTION IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.



                               PROSPECTUS SUMMARY

TYPE OF COMPANY Each Fund is a no-load, diversified series of an open-end, management investment company.

INVESTMENT OBJECTIVE The investment objective for the Garzarelli Affinity Equity Fund is capital appreciation. The investment objective for the Garzarelli Balanced Fund is high level of total return.

INVESTMENT POLICY Under normal market conditions, the Garzarelli Affinity Equity Fund will invest at least 65% of its total assets in equity and equity-type securities, but may also invest in cash equivalents and in fixed income securities.

The Garzarelli Balanced Fund may emphasize investments in equity type securities or securities acquired primarily to produce income or a combination of both.
The assets of the Garzarelli Balanced Fund will be allocated among these classes of securities based on the Adviser's assessment of market conditions. Under normal market conditions at least 25% of the fund's assets will be invested in fixed income securities.

RISK FACTORS AND SPECIAL CONSIDERATIONS An investment in the Funds is subject to certain risks, as set forth in detail under "OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS." As with other mutual funds, there can be no assurance that the Funds will achieve their investment objectives. Each of the Funds, to the extent set forth under "OTHER INVESTMENT POLICIES AND RISK
CONSIDERATIONS," may engage in the following practices: the use of repurchase and reverse repurchase agreements, investing in foreign securities, the lending of portfolio securities and investing in derivatives.

OFFERING PRICE The public offering price of each Fund is equal to its net asset value per Share.

SHARES OFFERED Shares of the Garzarelli Affinity Equity Fund and the Garzarelli Balanced Fund, are each a separate investment portfolio of Garzarelli Investment Trust, a Delaware business trust.

MINIMUM PURCHASE The minimum initial investment is $1,000 with $50 minimum subsequent investments. Such minimum initial investment is reduced to $500 if purchases are made in connection with an IRA. Both minimum initial and subsequent investments may be waived if purchases are made pursuant to a payroll deduction plan.

DIVIDENDS Dividends from net investment income are declared and paid quarterly for the Garzarelli Balanced Fund and annually for the Garzarelli Affinity Equity Fund. Net realized capital gains are distributed at least annually.

INVESTMENT ADVISER  Garzarelli Investment Management, Inc. (the "Adviser").

ADMINISTRATOR/DISTRIBUTOR Sunstone Financial Group, Inc. (the "Administrator" or the "Distributor," as the context indicates).


                                EXPENSE SUMMARY

The following table is designed to assist you in understanding the expenses you will bear directly or indirectly as a shareholder of The Garzarelli Funds. Shareholder Transaction Expenses are charges that you pay when buying or selling shares of a Fund. Annual Fund Operating Expenses are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, shareholder servicing, accounting and other services. The Annual Operating Expenses are the expenses expected to be incurred by each Fund during each Fund's initial fiscal year. Actual total operating expenses may be higher or lower than those indicated. An example based on the summary is also shown.

                                                   GARZARELLI     GARZARELLI
                                                    AFFINITY       BALANCED
                                                  EQUITY FUND        FUND
                                                  -----------     ----------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed                            None           None
  on Purchases
Maximum Sales Load Imposed
  on Reinvested Dividends                             None           None
Deferred Sales Load Imposed on
  Redemptions                                         None           None
Redemption Fees<F3>                                   None           None
Exchange Fees<F4>                                    $5.00           $5.00

ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees                                      0.92%           0.75%
12b-1 Fees<F5>                                       0.25%           0.25%
Other Expenses (net of reimbursement) <F6><F7>       0.33%           0.25%
Total Operating Expenses (net of                     1.50%           1.25%
  reimbursement) <F7>

<F3>  A fee of $10.00 is charged for each wire redemption.

<F4>  A fee of $5.00 is charged for telephone exchanges but no fee is charged for written exchange requests.

<F5>  The maximum level of distribution expenses is 0.25% per annum of each
      Fund's average net assets. See "Service and Distribution Plan" for further details. The distribution expenses for long-term shareholders may total more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.

<F6>  Such expenses include custodian, transfer agency and administration fees and other customary Fund expenses.

<F7>  The Funds' Adviser has voluntarily agreed to limit the total operating expenses of the Garzarelli Affinity Equity and Garzarelli Balanced Funds (excluding interest, taxes, brokerage and extraordinary expense) to an annual rate of 1.50% and 1.25%, respectively, of each Fund's average net assets until February 1, 1998, subject to earlier termination by the Adviser on 30 days' notice. The Funds estimate that absent the limitation, Other Expenses of the Garzarelli Affinity Equity and Garzarelli Balanced Funds would initially be approximately 0.56% and 0.56%, respectively, and the Total Annual Operating Expenses of the Garzarelli Affinity Equity and Garzarelli Balanced Funds would initially be approximately 1.73% and 1.56%, respectively.


EXAMPLE
Based on the foregoing table, you would pay the following expenses on a $1,000 investment, assuming (i) a 5% annual return and (ii) redemption at the end of each time period:

                                   GARZARELLI            GARZARELLI
                                    AFFINITY              BALANCED
                                  EQUITY FUND               FUND
                                  -----------            ----------
One Year                             $ 15                   $ 13
Three Years                          $ 48                   $ 40


The examples shown above should not be considered representations of past or future expenses or rates of return. The Garzarelli Funds are newly organized and actual operating expenses and investment return may be more or less than those shown. Information about the actual performance of the Funds will be contained in the Funds' future annual reports to shareholders, which may be obtained without charge when they become available.


                              THE GARZARELLI FUNDS

The Garzarelli Funds (the "Trust") is a no-load, open-end management investment company, commonly known as a mutual fund, which is registered under the Investment Company Act of 1940 (the "1940 Act"). The Trust presently consists of two diversified investment portfolios: the Garzarelli Affinity Equity Fund and the Garzarelli Balanced Fund (each investment portfolio is individually referred to as a "Fund" and collectively as the "Funds").

GARZARELLI AFFINITY EQUITY FUND

The investment objective of the Garzarelli Affinity Equity Fund is capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities of companies with mid- to large-market capitalizations (of generally $500 million or more). Under normal market conditions at least 65% of the Fund's assets will be invested in equity and equity-type securities. However, when in the opinion of the Adviser market conditions warrant, the Fund may invest in cash equivalents and other fixed income securities. See "Money Market Instruments."

GARZARELLI BALANCED FUND

The investment objective of the Garzarelli Balanced Fund is to produce a high level of total return. The Fund seeks to achieve its objective by investing in common stocks and other equity-type securities, corporate and government debt securities and short-term money market instruments. Under normal market conditions, at least 25% of the Fund's total assets will be invested in fixed income securities. The relative percentages of assets invested in equity, fixed income and money market securities are not fixed and will vary depending on the Adviser's assessment of economic and market conditions. Through active portfolio management, the Adviser will consider the relative returns from asset allocation as well as individual security selection, in seeking to achieve the Fund's objective.

                                 *     *     *

In seeking to achieve the investment objectives of the Funds, the Adviser initially utilizes a modeling process which assists in determining when participation in the equity markets may best achieve each Fund's investment objective. When the model, together with other market conditions and economic factors considered by the Adviser, indicate exposure to equities is warranted, both Funds will invest significantly in equity securities. When the model indicates the contrary, both Funds will seek a defensive posture by investing in money market instruments and other fixed income securities and may employ other defensive hedging strategies.

When the model and other factors deemed relevant by the Adviser indicate that investments in the equity markets is warranted, the Adviser then identifies which industry sectors should be emphasized based on its assessment of market and economic conditions and utilizing quantitative and qualitative investment techniques. In constructing each Fund's investment portfolio, and in utilizing the foregoing procedures, the Adviser attempts to achieve each Fund's investment objective while seeking risk levels equal to or lower than the general market.

Elaine M. Garzarelli, founder and Chairperson of the Adviser, is primarily responsible for determining the extent and allocation of each Fund's investments in equities and debt securities and the industry sectors to be emphasized. Ms. Garzarelli has over 20 years of experience as a stock market strategist, including serving as Managing Director and Chief Quantitative Strategist for Shearson Lehman/American Express. Once industries are identified, the selection of specific companies and securities is primarily the responsibility of an investment committee of the Adviser for the Garzarelli Balanced Fund, and Mr. Gregory Lai, a principal of the Sub-Adviser, for the Equity Fund. See "Management of the Funds".


                           OTHER INVESTMENT POLICIES
                            AND RISK CONSIDERATIONS

GENERAL. Because shares of each Fund represent an investment in securities with fluctuating market prices, you should understand that the net asset value per share of each Fund will vary as the aggregate value of a Fund's portfolio securities increases or decreases. An investment in the Funds should be considered a long-term investment.

The investment objectives, policies and practices of each Fund, unless otherwise specifically stated, are not fundamental and may be changed by the Board of Trustees without shareholder approval. See "Investment Limitations." Because of the risks inherent in all investments, there can be no assurance that the objectives of the Funds will be met.

In addition to the investment policies described above (and subject to certain restrictions described below), each of the Funds may invest in the following securities and may employ some or all of the following investment techniques, some of which may present special risks as described below. A more complete discussion of certain of these securities and investment techniques and the associated risks is contained in the Statement of Additional Information.

EQUITY SECURITIES The Funds may invest in equity securities, including common stock, preferred stock, convertible securities, warrants and rights. To the extent that the Funds' portfolios are primarily invested in common stocks and other equity-type securities, each Fund's net asset value may be subject to greater fluctuation than a portfolio primarily invested in fixed income securities.

FIXED INCOME SECURITIES The Funds may invest in fixed income securities issued by domestic or foreign corporations or other entities, or by U.S. or foreign governments or their agencies or instrumentalities. The Funds are not limited as to the maturity of their fixed income investments. Corporate and foreign governmental debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligations (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity (market risk). The market value of all debt obligations is affected by changes in the prevailing interest rates, and generally reacts inversely to interest rate changes. If the prevailing interest rates decline, the market value of debt obligations generally increases. If the prevailing interest rates increase, the market value of debt obligations generally decreases. In general, the longer the maturity of the debt obligation, the greater the sensitivity to changes in interest rates.

In order to reduce the risk of non-payment of principal or interest on these securities, fixed income securities purchased by the Funds will be limited to securities which, at the time of purchase, are rated within the four highest rating categories by Moody's Investors Service, Inc. ("Moody's") (Baa or higher), Standard & Poor's Corporation ("S&P") (BBB or higher), or other nationally recognized securities rating organizations, or securities which are unrated but deemed by the Adviser or Sub-Adviser to be comparable in quality to instruments that are so rated. Securities in the fourth highest grade may possess speculative characteristics and changes in economic conditions are more likely to affect the issuer's capacity to pay interest and repay principal. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser or Sub-Adviser will consider such an event in determining whether a Fund should continue to hold the security, but such an event will not require a Fund to dispose of the security. See the Statement of Additional Information for a description of applicable debt ratings.

Fixed income securities in which the Fund may invest include obligations issued by the U.S. government or by any agency, instrumentality or sponsored enterprise thereof supported by the full faith and credit of the U.S. government, the authority of the issuer to borrow from the U.S. Treasury, or the discretionary authority of the U.S. government to purchase the obligations of the agency, instrumentality or enterprise; obligations fully guaranteed as to principal and interest by an agency, instrumentality or sponsored enterprise of the U.S. government; obligations of the U.S. government agencies, instrumentalities or sponsored enterprises which are not guaranteed; and obligations issued by U.S. and foreign corporations.

FOREIGN SECURITIES Each Fund may invest without limitation in securities of foreign issuers which are publicly traded in the United States, either directly or through sponsored and unsponsored American Depository Receipts ("ADRs").
ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Unsponsored ADRs differ from sponsored ADRs in that the establishment of unsponsored ADRs are not approved by the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current or reliable as the information for sponsored ADRs, and the price of unsponsored ADRs may be more volatile.

In addition, each Fund may invest up to 25% of its net assets in securities of foreign issuers that are not publicly traded in the United States. Investments in foreign securities involve special risks and costs and opportunities which are in addition to those inherent in domestic investments. Political, economic or social instability of the issuer or the country of issue, the possibility of expropriation or confiscatory taxation, limitations on the removal of assets or diplomatic developments, and the possibility of adverse changes in investment or exchange control regulations are among the inherent risks. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies.
Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Dividends and interest payable on a Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, such taxes may reduce the net return to shareholders. See "Taxes" in the Statement of Additional Information. Because of these and other factors, securities of foreign companies acquired by the Funds may be subject to greater fluctuation than securities of domestic companies.

FORWARD CURRENCY EXCHANGE CONTRACTS Some of the foreign securities held by the Funds may be denominated in foreign currencies. Other securities, such as ADRs, may be denominated in U.S. dollars, but have a value that is dependent on the performance of a foreign security, as valued in the currency of its home country. As a result, the value of the Funds may be affected by changes in the exchange rates between foreign currencies and the dollar, as well as by changes in the market values of the securities themselves. The performance of foreign currencies relative to the dollar may be a factor in the overall performance of the Funds.

To protect against adverse movements in exchange rates between currencies, the Funds may enter into forward currency exchange contracts. A forward currency exchange contract obligates a Fund to purchase or sell a specific currency at a future date at a specific price.

A Fund may elect to enter into a forward currency exchange contract with respect to a specific purchase or sale of a security, or with respect to a Fund's positions generally.

By entering into a forward currency exchange contract with respect to the specific purchase or sale of a security denominated in a foreign currency, a Fund can "lock in" an exchange rate between the trade and settlement dates for that purchase or sale. This practice is sometimes referred to as "transaction hedging." Each Fund may enter into transaction hedging contracts with respect to all or a substantial portion of its foreign securities trades.

When the Adviser or Sub-Adviser believes that a particular currency may decline in value compared to the dollar, a Fund may enter into forward currency exchange contracts to sell the value of some or all of the Fund's portfolio securities either denominated in, or whose value is tied to, that currency. This practice is sometimes referred to as "portfolio hedging." A Fund may not enter into a portfolio hedging transaction where it would be obligated to deliver an amount of foreign currency in excess of the aggregate value of the Fund's securities or other assets denominated in, or whose value is tied to, that currency.

If a Fund enters into a forward contract, the Fund, when required, will segregate eligible assets in an amount sufficient to cover its obligation under the contract. Those assets will be valued at market daily, and if the value of the segregated securities declines, additional cash or securities will be added so that the value of the account is not less than the amount of the Fund's commitment.

Predicting the relative future values of currencies is very difficult, and there is no assurance that any attempt to protect a Fund against adverse currency movements through the use of forward currency exchange contracts will be successful. In addition, the use of forward currency exchange contracts tends to limit the potential gains that might result from a positive change in the relationships between the foreign currency and the U.S. dollar.

OPTIONS. Each Fund may write (i.e., sell) covered call and secured put options, and buy put or call options, which are sometimes referred to as derivatives. These options may relate to particular securities or stock indices, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation.

Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default. The primary risks associated with the use of options are: (1) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the option; (2) possible lack of a liquid secondary market; (3) losses caused by unanticipated market movements; and (4) the Adviser's ability to predict correctly the direction of securities prices and economic factors. For further discussion of risks involved with the use of options, see "Additional Investment Information -- Options" in the Statement of Additional Information.

FUTURES CONTRACTS The Funds may enter into futures contracts (or options thereon). The acquisition or sale of a futures contract could occur, for example, if a Fund held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. The Funds may purchase put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, a contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event an option is exercised, parties will be subject to all the risks associated with trading of futures contracts. The amount of risk a Fund would assume if it bought an option on a futures contract would be the premium paid for the option plus related transaction costs.

A Fund will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its total assets after taking into account unrealized profits and losses on options entered into. When required by guidelines of the Securities and Exchange Commission, each Fund will set aside permissible liquid assets in a segregated account to secure its potential obligations under its futures or options positions.

The successful use of futures contracts and options thereon draws upon skills and experience which are different from those needed to select the other securities in which the Funds invest. Should market conditions change in an unexpected manner, the Funds may not achieve the desired benefits of futures and options on futures or may realize losses and consequently be in a less favorable position than if such strategies had not been used. For further discussion of risks involved with the use of futures and options on futures, see "Additional Investment Information - Futures Contracts" in the Statement of Additional Information.

DERIVATIVES. In addition to options and financial futures, consistent with its objective, each Fund may invest in a broad array of financial instruments and securities in which the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate or a currency ("derivatives"). Derivatives are most often used to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly (often because it is more efficient or less costly than direct investment). The type of derivatives used by the Fund and the techniques employed by the Adviser and Sub-Adviser may change over time as new derivatives and strategies are developed or regulatory changes occur.

CONVERTIBLE SECURITIES Each Fund may invest in convertible securities. A convertible security may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in a portion of the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock. See "Fixed Income Securities". Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Adviser or Sub-Adviser will consider such an event in determining whether the Fund should continue to hold the security. The Adviser or Sub-Adviser expects, however, to sell promptly any convertible debt securities that fall below an A rating quality as a result of these events. See the Statement of Additional Information for a description of applicable debt ratings.

MONEY MARKET INSTRUMENTS In times when the Adviser believes that adverse economic or market conditions justify such actions, each Fund may invest temporarily up to 100% of its assets in short-term, high quality money market instruments. The Funds may also invest in such instruments pending investment, to meet anticipated redemption requests, and/or to retain the flexibility to respond promptly to changes in market and economic conditions. It is impossible to predict when or for how long the Adviser may employ these strategies.

Each of the Funds may invest in commercial paper and other cash equivalents rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, commercial paper master notes (which are demand instruments bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) of issuers whose commercial paper is rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, and unrated debt securities which are deemed by the Adviser to be of comparable quality. Each of the Funds may also invest in United States Treasury Bills and Notes, certificates of deposit of domestic branches of U.S. banks and corporate bonds with remaining maturities of 13 months or less. For debt obligations other than commercial paper, these securities are limited to those rated at least Aa by Moody's or AA by S&P, or unrated but deemed by the Adviser to be of comparable quality.

Each Fund's investment in money market instruments for the foregoing reasons may also include securities issued by other investment companies that invest in high quality, short-term debt securities (i.e., money market instruments). In addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund's shareholders.

ZERO-COUPON OBLIGATIONS The Funds may also invest in zero coupon obligations of the U.S. Government or its agencies or instrumentalities, tax exempt issuers and corporate issuers, including rights to stripped coupon and principal payments ("strips"). Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. Strips are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. The market value of strips and zero coupon bonds generally fluctuates in response to changes in interest rates to a greater degree than do interest-paying securities of comparable term and quality.

SECURITIES LENDING From time to time, the Funds may lend securities from their portfolios to brokers, dealers, and other financial institutions. Such loans may not exceed 33 1/3% of the value of a Fund's total assets. In connection with such loans, the Funds will receive collateral consisting of cash, U.S. government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Funds may increase their income through the investment of such collateral. The Funds continue to be entitled to payments in amounts equal to the interest, dividends and other distributions payable on the loaned security and receive interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. The Funds may experience risk of loss if the institution to whom they lend portfolio securities breaches its agreement with the Funds. The Funds are currently authorized to lend portfolio securities, but have no present intention to do so.

PORTFOLIO TURNOVER AND BROKERAGE ALLOCATION In order to achieve each Fund's investment objective, the Adviser and Sub-Adviser will generally purchase and sell securities without regard to the length of time the security has been held and, accordingly, it can be expected that the rate of portfolio turnover may be substantial. The Adviser or Sub-Adviser intends to purchase a given security whenever it believes it will contribute to the stated objective of a Fund, even if the same security has only recently been sold. Subject to the foregoing, the Funds may sell a given security, no matter for how long or for how short a period it has been held in the portfolio, and no matter whether the sale is at a gain or loss, if the Adviser or Sub-Adviser believes that it is appropriate to do so. Since investment decisions are based on the anticipated contribution of the security in question to the applicable Fund's objectives, the rate of portfolio turnover is irrelevant when the Adviser or Sub-Adviser believes a change is in order to achieve those objectives, and each of the Fund's annual portfolio turnover rate may vary from year to year. It is presently anticipated the portfolio turnover rate for each of the Funds generally will not exceed 150%. However, this should not be considered as a limiting factor and actual turnover rates may exceed this if the Adviser or Sub-Adviser deems it appropriate.

High portfolio turnover in any year will result in the payment by a Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Distributions to shareholders of such investment gains, to the extent they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes.

                             INVESTMENT LIMITATIONS

Each Fund has adopted certain fundamental investment restrictions that may be changed only with the approval by a majority of a Fund's outstanding shares. The following description summarizes several of the Funds' fundamental restrictions which have been adopted to maintain portfolio diversification and reduce risk.

No Fund may:

1. purchase the securities of any issuer if the purchase would cause more than 5% of the value of a Fund's total assets to be invested in securities of any one issuer (except securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding voting securities of any one issuer, except that up to 25% of a Fund's total assets may be invested without regard to these limitations;

2. invest 25% or more of its total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry; and

3. borrow money except for temporary purposes in amounts up to 33 1/3% of the value of its total assets at the time of borrowing.

A list of the Funds' objectives, policies and restrictions, both fundamental and nonfundamental, is set forth in the Statement of Additional Information. In order to provide a degree of flexibility, the Funds' investment objectives, as well as other policies which are not deemed fundamental, may be modified by the Board of Trustees without shareholder approval. Any change in a Fund's investment objective may result in the Fund having investment objectives different from the objectives which the shareholder considered appropriate at the time of investment in the Fund.

                            MANAGEMENT OF THE FUNDS

As a Delaware Business Trust, the business affairs of the Trust are managed by its Board of Trustees. The Trust, on behalf of each of the Funds, has entered into investment advisory agreements with Garzarelli Investment Management, LLC (the "Adviser"), 100 South Wacker Drive, Suite 2100, Chicago, Illinois 60606-4002 (the "Investment Advisory Agreements"). For the Garzarelli Affinity
Equity Fund, the Adviser has entered into a sub-advisory agreement with Affinity Investment Advisers, Inc. 840 Newport Center Drive, Suite 450, Newport Beach, California 92660 ("Sub-Adviser") (the "Sub-Advisory Agreement"). Pursuant to such Investment Advisory Agreements, the Adviser and Sub-Adviser furnish continuous investment advisory services to the respective Funds. Pursuant to the Sub-Advisory Agreement, the Sub-Adviser will manage the assets of the Garzarelli Affinity Equity Fund and will provide such other investment advice, research and assistance as the Adviser may, from time to time, reasonably request.

INVESTMENT ADVISER AND SUB-ADVISER

The Adviser was organized on July 12, 1995, as an Illinois limited liability company. Elaine Garzarelli, the Chairperson and a director of the Adviser, is the majority shareholder of the Adviser, and controls the Adviser. The Adviser is a registered investment adviser providing investment advisory services to individuals and institutions. The Sub-Adviser was organized on April 24, 1992 as a California corporation. Gregory R. Lai controls the Sub-Adviser. The Sub-Adviser is a registered investment adviser providing investment advisory services to individuals and institutions. Neither the Adviser nor the Sub-Adviser has any prior experience managing a U.S. registered investment company.

In managing the Funds, Ms. Garzarelli is primarily responsible for determining the allocation of each Fund's portfolio investments among equity and debt securities, and the industry sectors to be emphasized. Ms. Garzarelli founded the Adviser in 1995, and has served as its Chairperson since its inception. Prior thereto, Ms. Garzarelli served as Managing Director and Chief Quantitative Strategist for Shearson Lehman Bros. and its predecessors and its successors from 1984 to 1994. She has over 20 years experience as a stock market strategist.

Once the industry sectors have been identified, Gregory R. Lai, CFA, a principal of the Sub-Adviser, is primarily responsible for selecting the specific securities for investment by the Garzarelli Affinity Equity Fund. Mr. Lai has been a [principal] of the Sub-Adviser since 1992. Prior thereto, he was a portfolio manager and research analyst at PIMCO, from 1988 to 1992. The investment committee of the Adviser is responsible for making the selection of specific securities for investment by the Garzarelli Balanced Fund, no member of which is primarily responsible for making recommendations to the committee.

Pursuant to the Investment Advisory Agreements between the Adviser and the Trust on behalf of the Funds, the Adviser furnishes continuous investment advisory services and management to each of the Funds.

The Adviser and Sub-Adviser supervise and manage the investment portfolios of the Funds, and subject to such policies as the Board of Trustees of the Trust may determine, direct the purchase or sale of investment securities in the day-to-day management of the Funds' investment portfolios. Under the Investment Advisory Agreements and the Sub-Advisory Agreement, the Adviser and Sub-Adviser, at their own expense and without reimbursement from the Funds, furnish office space and all necessary office facilities, equipment and executive personnel for making the investment decisions necessary for managing the Funds and maintaining its organization, and will pay the salaries and fees of all officers and trustees of the Trust (except the fees paid to disinterested trustees). For the foregoing, the Adviser will receive a monthly fee at the annual rate of 0.92% and 0.75% on the average daily net assets of the Garzarelli Affinity Equity Fund and Garzarelli Balanced Fund, respectively. For the Garzarelli Affinity Equity Fund, the Adviser pays the Sub-Adviser for its services a sub-advisory fee of 20% of the advisory fee received by the adviser (net of any fee waivers or expense reimbursements).

ADMINISTRATION

Pursuant to an Administration and Fund Accounting Agreement (the
"Administration Agreement"), Sunstone Financial Group, Inc. (the
"Administrator" or "Sunstone"), 207 East Buffalo Street, Suite 400,
Milwaukee, WI 53202-5712, acts as administrator for the Funds. The Administrator, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the Administration Agreement. For its administrative services (which include clerical, compliance, regulatory, fund accounting and other services), the Administrator receives from each Fund a fee, computed daily and payable monthly, based on each Fund's average net assets at the annual rate of 0.20 of 1.0% on the first $50,000,000 of average net assets, 0.13 of 1.0% on the next $50,000,000 of average net assets, 0.05 of 1.0% on the average net assets over $100 million, subject to an annual minimum of $65,000 per Fund, plus out-of-pocket expenses.

DISTRIBUTION

Sunstone acts as distributor for the Funds pursuant to a Distribution Agreement between Sunstone and the Trust. Shares also may be sold by authorized dealers who have entered into dealer agreements with Sunstone or the Trust. Pursuant to the Distribution Agreement, the Funds will: (1) pay Sunstone a fee, payable monthly, at the annual rate of 0.025% of each Fund's daily net assets, subject to a minimum aggregate annual fee of $25,000, and (2) reimburse Sunstone's out-of-pocket expenses; provided, however, that if during any annual period, such compensation and reimbursement payments and other payments under the Service and Distribution Plan exceed 0.25% of a fund's average daily net assets, Sunstone will rebate such excess to the Fund. See "Service and Distribution Plan."

EXPENSES

The Funds pay all of their own expenses, including without limitation, the cost of preparing and printing their registration statements required under the Securities Act of 1933 and the 1940 Act and any amendments thereto, the expense of registering their shares with the Securities and Exchange Commission and the various states, the printing and distribution costs of prospectuses mailed to existing investors, reports to investors, reports to government authorities and proxy statements, fees paid to trustees who are not interested persons of the Adviser or Sub-Adviser, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with portfolio transactions, fees and expenses of the custodian of the Funds' assets, printing and mailing expenses and charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents.

                             PRICING OF FUND SHARES

The price you pay when buying a Fund's shares, and the price you receive when selling (redeeming) a Fund's shares, is the net asset value of the shares next determined after receipt of a purchase or redemption request in proper form. No front end sales charge or commission of any kind is added by the Fund upon a purchase and no charge is deducted upon a redemption. The Funds currently charge a $10 fee for each redemption made by wire. See "How to Redeem
Shares."

The per share net asset value of a Fund is determined by dividing the total value of its net assets (meaning its assets less its liabilities) by the total number of its shares outstanding at that time. The net asset value is determined as of the close of regular trading (currently 3:00 p.m. Central time) on the New York Stock Exchange on each day the New York Stock Exchange is open for trading. This determination is applicable to all transactions in shares of a Fund prior to that time and after the previous time as of which the net asset value was determined. Accordingly, investments accepted or redemption requests received in proper form prior to the close of regular trading on a day the New York Stock Exchange is open for trading will be valued as of the close of trading, and investments accepted or redemption requests received in proper form after that time will be valued as of the close of the next trading day.

Investments are considered received only when your check, wired funds or electronically transferred funds are received in good order by the Funds. Investments by telephone pursuant to your prior authorization to the Funds to draw on your bank account are considered received when the proceeds from the bank account are received in good order by the Funds, which generally takes two to three banking days.

Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter trade prices. Securities for which there were no transactions are valued at the closing bid prices. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Funds' Adviser. Any modification of the price of a debt security furnished by a pricing service is made pursuant to procedures adopted by the Trust's Board of Trustees. Debt instruments maturing within 60 days are valued by the amortized cost method. Any other securities for which market quotations are not readily available are valued by a method that the Trust's Board of Trustees believes represents fair value.

                             HOW TO PURCHASE SHARES

All of the Funds are no-load, so you may purchase, redeem or exchange shares directly at net asset value without paying a sale charge. Because the Funds' net asset value changes daily, your purchase price will be the next net asset value determined after the Funds receive and accept your purchase order. See "Pricing of Fund Shares."

                                         INITIAL MINIMUM     ADDITIONAL MINIMUM
TYPE OF ACCOUNT                             INVESTMENT           INVESTMENT
---------------                          ---------------     ------------------
Regular                                      $1,000                 $50
Automatic Investment Plan                    $1,000                 $50
Individual Retirement Account ("IRA")          $500                 $50
Gift to Minors                                 $500                 $50

Each Fund reserves the right to reject any order for the purchase of its shares or to limit or suspend, without prior notice, the offering of its shares. The required minimum investments may be waived in the case of qualified retirement plans. The Funds will not accept your account if you are investing for another person as attorney-in-fact. The Funds also will not accept accounts with a "Power of Attorney" or "POA" in the registration section of the Purchase Application.

HOW TO OPEN YOUR ACCOUNT BY MAIL. Please complete the Purchase Application. You may duplicate any application or you can obtain additional copies of the Purchase Application and a copy of the IRA Purchase Application from the Funds by calling 1-800-________. (PLEASE COMPLETE AN IRA APPLICATION TO ESTABLISH AN IRA.)

Your completed Purchase Application should be mailed directly to:

     The Garzarelli Funds
     P.O. Box _____
     Milwaukee, WI  53201

To purchase shares by overnight or express mail, please use the following street address:

     The Garzarelli Funds
     207 East Buffalo Street, Suite 315
     Milwaukee, WI  53202-5712

All applications must be accompanied by payment in the form of a check made payable to "Garzarelli Funds." All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted. When a purchase is made by check and a redemption is made shortly thereafter, the Funds will delay the mailing of a redemption check until the purchase check has cleared your bank, which may take 7 business days from the purchase date. If you contemplate needing to exchange or redeem your investment shortly after purchase, you should purchase the shares by wire as discussed below.

HOW TO OPEN YOUR ACCOUNT BY WIRE. You may make purchases by direct wire transfers. To ensure proper credit to your account, YOU MUST CALL THE FUNDS AT 1-800-________ FOR INSTRUCTIONS AND TO OBTAIN AN INVESTOR ACCOUNT NUMBER PRIOR TO WIRING FUNDS. Funds should be wired through the Federal Reserve System as follows:

                            -----------------------

                            A.B.A. Number 101000695
                         For credit to Garzarelli Funds
                         Account Number _______________

                             For further credit to:
                           (investor account number)
                         (name or account registration)
                 (Social Security or Tax Identification Number)
                       (identify which Fund to purchase)

You must promptly complete a Purchase Application and mail it to the Funds at the following address: Garzarelli Funds, P.O. Box ______, Milwaukee, WI 53201. If you wish to send it via overnight delivery, you may send it to: Garzarelli Funds, 207 East Buffalo Street, Suite 315, Milwaukee, WI 53202-5712. AN ORIGINAL PURCHASE APPLICATION MUST BE RECEIVED BY THE FUNDS TO ESTABLISH PRIVILEGES AND TO VERIFY YOUR ACCOUNT INFORMATION. PAYMENT OF REDEMPTION PROCEEDS MAY BE DELAYED AND TAXES MAY BE WITHHELD UNLESS THE FUNDS RECEIVE A PROPERLY COMPLETED AND EXECUTED PURCHASE APPLICATION. The Funds reserve the right to refuse a telephone transaction if they believe it advisable to do so.

IF YOU HAVE ANY QUESTIONS, CALL THE FUNDS AT 1-800-________.

HOW TO ADD TO YOUR ACCOUNT BY MAIL. You may make additional investments by mail or by wire in the minimums listed previously. When adding to an account by mail, you should send the Funds your check, together with a subsequent investment slip from a recent statement. If this investment slip is unavailable you should send a signed note giving the full name of the account and the account number. See "Additional Purchase Information" for more information regarding purchases made by check or electronic funds transfer.

HOW TO ADD TO YOUR ACCOUNT BY ELECTRONIC FUNDS TRANSFER. You may also make additional investments by telephone or in writing through electronic funds transfers if you have previously selected this service. By selecting this service, you authorize the Funds to draw on your preauthorized bank account as shown on the records of the Funds and receive the proceeds by electronic funds transfer. Electronic funds transfers may be made commencing 10 business days after receipt by the Funds of your request to adopt this service. This time period allows the Funds to verify your bank information. Investments made by telephone in any one account must be in an amount of at least $50. Investments made by electronic funds transfer will be effective at the net asset value next computed after receipt by the Funds of the proceeds from your bank account. See "Additional Purchase Information" for more information regarding purchases made by check or electronic funds transfer. Changes to bank information must be made in writing and signed by all registered holders of the account with the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the National Association of Securities Dealers, Inc. or other eligible guarantor institution. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR. See "Pricing of Fund Shares." This service may be selected by calling the Funds at 1-800-________ for the necessary form and instructions.

HOW TO ADD TO YOUR ACCOUNT BY WIRE. For additional investments made by wire transfer, you should use the wiring instructions listed previously. Be sure to include your account number. WIRED FUNDS ARE CONSIDERED RECEIVED IN GOOD ORDER ON THE DAY THEY ARE DEPOSITED IN THE FUNDS' ACCOUNT IF THEY REACH THE FUNDS' BANK ACCOUNT BY THE FUNDS' CUT-OFF TIME FOR PURCHASES AND ALL REQUIRED INFORMATION IS PROVIDED IN THE WIRE INSTRUCTIONS. THE WIRE INSTRUCTIONS WILL DETERMINE THE TERMS OF THE PURCHASE TRANSACTION.

AUTOMATIC INVESTMENT PLAN. You may make purchases of shares of each Fund automatically on a regular basis ($50 minimum per transaction). You must meet the Automatic Investment Plan's ("the AIP Plan") minimum initial investment of $1,000 before the Plan may be established. Under the AIP Plan, your designated bank or other financial institution debits a preauthorized amount on your account each month and applies the amount to the purchase of Fund shares. The Funds require 10 business days after their receipt of your request to initiate the AIP Plan to verify your account information. Generally, the AIP Plan will begin on the next transaction date scheduled by the Funds for the AIP Plan following this 10 business day period. The AIP Plan can be implemented with any financial institution that is a member of the Automated Clearing House. No service fee is currently charged by the Funds for participation in the AIP Plan. You will receive a statement on a QUARTERLY basis showing the purchases made under the AIP Plan. A $20 fee will be imposed by the Funds if sufficient funds are not available in your account or your account has been closed at the time of the automatic transaction AND YOUR PURCHASE WILL BE CANCELED. YOU WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUNDS AS A RESULT. Purchases will not be available for exchange or redemption for 7 business days. This delay allows the Funds to verify that proceeds used to purchase Fund shares will not be returned due to insufficient funds and is intended to protect the remaining investors from loss. You may adopt the AIP Plan at the time an account is opened by completing the appropriate section of the Purchase Application. You may obtain an application to establish the AIP Plan after an account is opened by calling the Funds at 1-800-________. In the event you discontinue participation in the AIP Plan, the Funds reserve the right to redeem your Fund account involuntarily, upon 60 days' written notice, if the account's net asset value is $1,000 or less. Redeeming all funds from your account will discontinue your Plan privileges unless otherwise specified.

PURCHASING SHARES THROUGH OTHER INSTITUTIONS. If you purchase shares through a program of services offered or administered by a broker-dealer, financial institution, or other service provider, you should read the program materials, including information relating to fees, in addition to the Funds' Prospectus. Certain services of a Fund may not be available or may be modified in connection with the program of services provided. The Funds may only accept requests to purchase additional shares into a broker-dealer street name account from the broker-dealer.

Certain broker-dealers, financial institutions, or other service providers that have entered into an agreement with the Trust may enter purchase orders on behalf of their customers by telephone, with payment to follow within several days as specified in the agreement. The Funds may effect such purchase orders at the net asset value next determined after receipt of the telephone purchase order. It is the responsibility of the broker-dealer, financial institution, or other service provider to place the order with the Funds on a timely basis. If payment is not received within the time specified in the agreement, the broker-dealer, financial institution, or other service provider could be held liable for any resulting fees or losses.

ADDITIONAL PURCHASE INFORMATION. The Funds will charge a $20 service fee against your account for any check or electronic funds transfer that is returned unpaid and YOUR PURCHASE WILL BE CANCELED. YOU WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUNDS AS A RESULT. In order to relieve you of responsibility for the safekeeping and delivery of stock certificates, the Funds do not issue certificates.

When a purchase is made by check or electronic funds transfer and a redemption or exchange is requested shortly thereafter, the Funds will delay payment of the redemption proceeds or the completion of an exchange until the purchase check has cleared your bank, which may take 7 business days from the purchase date. This delay allows the Funds to verify that proceeds used to purchase Fund shares will not be returned due to insufficient funds and is intended to protect the remaining investors from loss.

Signature guarantees must be signed by an authorized signatory of the bank, trust company, or member firm and "Signature Guaranteed" must appear with the signature.

                             HOW TO EXCHANGE SHARES

Shares of any Garzarelli Fund may be exchanged for shares of another Garzarelli Fund that is available for investment at any time. This exchange offer is available only in states where shares of such other Fund may be legally sold. Each exchange is subject to the minimum initial investment required for each Fund. You may make additional exchanges for $500 or more. You may open a new account or purchase additional shares by making an exchange from an existing Garzarelli Fund account. New accounts will have the same registration as the existing accounts as well as the same privileges, unless otherwise specified. Exchanges may be made either in writing or by telephone; however, a $5 fee will be charged by the Funds to your account for each exchange made by telephone. This fee will be charged to the account from which the Funds are being withdrawn. To exchange by telephone, you must follow the instructions below under "How to Redeem by Telephone." See "Additional Exchange Information" regarding telephone exchanges. You MUST obtain the prospectus for the appropriate Garzarelli Fund, and you are advised to read it carefully before authorizing any investment in shares of a Garzarelli Fund. For a more detailed discussion of the rights, responsibilities and risks of telephone transactions, please refer to "How to Redeem by Telephone" on page __.

In addition to the ability to exchange among the Garzarelli Funds, you may exchange all or a portion of your investment from the Garzarelli Funds to the Northern Money Market Fund (the "Money Market Fund"). This expanded exchange feature is subject to the minimum purchase and redemption amounts set forth in this Prospectus ($1,000 minimum, $500 subsequent). You MUST obtain a copy of the Money Market Fund prospectus from Sunstone, and you are advised to read it carefully, before authorizing any investment in shares of the Money Market Fund.

For exchanges between the Garzarelli Funds, the value to be exchanged and the price of the shares being purchased will be the net asset value next determined by the Funds after receipt and acceptance of proper instructions for the exchange. If you desire to use the expanded exchange privilege, you should contact the Funds at 1-800-________ for further information about the procedures and the effective times for exchanges. Generally, exchange requests received in proper order and accepted by the Funds by 3:00 p.m. (Central time) or the close of the New York Stock Exchange, if different, on a day during which each Fund's net asset value is determined will be effective that day for both the Fund being purchased and the Fund being redeemed. Please note that when exchanging from a Fund to the Money Market Fund, you will begin accruing income from the Money Market Fund the day following the exchange. When exchanging less than all of the balance from the Money Market Fund to a Fund, your exchange proceeds will exclude accrued and unpaid income from the Money Market Fund through the date of exchange. When exchanging your entire balance from the Money Market Fund, accrued income will automatically be exchanged into a Fund when the income is collected and paid from the Money Market Fund, at the end of the month. An exchange from one Fund to another or to the Money Market Fund is treated the same as an ordinary sale and purchase for federal income tax purposes.

See "Additional Exchange Information" regarding purchases made by check or electronic funds transfer. If you intend to exchange shares soon after their purchase, you should purchase the shares by wire or contact the Funds at 1-800-________ for further information.

The Funds are intended to be long-term investment vehicles and not designed to provide investors with a means of speculating on short-term market movements.
In addition, because excessive trading can hurt the Funds' performance and shareholders, the Funds reserve the right to temporarily or permanently terminate, with or without advance notice, the exchange privilege of any investor who makes excessive use of the exchange privilege (e.g., more than five exchanges per calendar year). Your exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of a Fund's assets. In particular, a pattern of exchanges with a "market timer" strategy may be disruptive to the Funds. Therefore, the maximum number of exchanges you wish to make between Funds may be restricted. Contact the Funds for additional information concerning the exchange privilege.

AUTOMATIC EXCHANGE PLAN. You may make automatic monthly exchanges from one Garzarelli Fund account to another or from one Money Market Fund account to a Fund account ($50 minimum per transaction). An exchange from one Fund to another is treated the same as an ordinary sale and purchase for federal income tax purposes and generally, you will realize a capital gain or loss. You must meet the Funds' minimum initial investment requirements before this plan is established. You may adopt the plan at the time an account is opened by completing the appropriate section of the Purchase Application. You may obtain an application to establish the Automatic Exchange Plan after an account is open by calling the Funds at 1-800-________.

ADDITIONAL EXCHANGE INFORMATION. When a purchase is made by check or electronic funds transfer and a redemption or exchange is requested shortly thereafter, the Funds will delay payment of the redemption proceeds or the completion of an exchange until the purchase check has cleared your bank, which may take 7 business days from the purchase date. This delay allows the Funds to verify that proceeds used to purchase Fund shares will not be returned due to insufficient funds and is intended to protect the remaining investors from loss.

Signature guarantees must be signed by an authorized signatory of the bank, trust company, or member firm and "Signature Guaranteed" must appear with the signature.

                              HOW TO REDEEM SHARES

You may redeem shares of the Funds at any time. The price at which the shares will be redeemed is the net asset value per share next determined after proper redemption instructions are received by the Funds. See "Pricing of Fund Shares." There are no charges for the redemption of shares except that a fee of $10 is charged by the transfer agent for each wire redemption and a fee is charged when redeeming shares in an IRA. Refer to the IRA Disclosure Statement & Custodial Agreement for additional information on IRA accounts and fees. Depending upon the redemption price you receive, you may realize a capital gain or loss for federal income tax purposes.

HOW TO REDEEM BY MAIL. To redeem shares by mail, simply send an unconditional written request to the Funds specifying the number of shares or dollar amount to be redeemed, the name of the Fund, the name(s) on the account registration and the account number. If the dollar amount requested to be redeemed is greater than the current account value as determined by the net asset value on the effective date of the redemption, the entire account balance will be redeemed.
A request for redemption must be signed exactly as the shares are registered.
If the amount requested is greater than $25,000, or the proceeds are to be sent to a person other than the shareholder(s) of record or to a location other than the address of record, each signature must be guaranteed by a commercial bank or trust company in the United States, a member firm of the National Association of Securities Dealers, Inc. or other eligible guarantor institution. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR. Additional documentation may be required for the redemption of shares held in corporate, partnership or fiduciary accounts. See "Additional Redemption Information" for instructions on redeeming shares in corporate accounts. Additional documentation is required for the redemption of shares held by persons acting pursuant to a Power of Attorney. In case of any questions contact the Funds in advance.

The Funds will mail payment for redemption within 7 days after it receives proper instructions for redemption. However, the Funds will delay payment for 7 business days on redemptions of recent purchases made by check or electronic funds transfer. This allows the Funds to verify that the check used to purchase Fund shares will not be returned due to insufficient funds and is intended to protect the remaining investors from loss.

HOW TO REDEEM BY TELEPHONE. See "Additional Redemption Information" regarding telephone redemptions. Shares may be redeemed, in an amount up to $25,000, by calling the Funds at 1-800-________. Proceeds redeemed by telephone will be mailed to your address, or wired or transmitted by electronic funds transfer to your preauthorized bank account as shown on the records of the Funds. A redemption request in excess of $25,000 must be made in writing and signed by each registered holder of the account with signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the National Association of Securities Dealers, Inc. or other eligible guarantor institution. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR. A telephone redemption request will not be processed within 30 calendar days after an address change. A redemption request within that 30 day time period must be writing and signed by each registered holder of the account with signatures guaranteed. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR. Telephone redemptions must be in amounts of $500 or more.

Payment of the redemption proceeds for Fund shares redeemed by telephone where you request wire payment will normally be made in federal funds on the next business day. There is currently a $10 fee for each wire redemption. It will be deducted from your redemption proceeds. Electronically transferred funds will ordinarily arrive at your bank within two to three banking days after transmission. To change the designated account, send a written request with the signature(s) guaranteed to the Funds. Once the funds are transmitted, the time of receipt and the availability of the funds are not within the Funds' control. The Funds reserve the right to delay payment for a period of up to 7 days after receipt of the redemption request.

The Funds reserve the right to refuse a telephone redemption or exchange transaction if it believes it is advisable to do so. Procedures for redeeming or exchanging shares of the Funds by telephone may be modified or terminated by the Funds at any time. In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, the Funds have implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include: requesting verification of certain personal information; recording telephone transactions; confirming transactions in writing; and restricting transmittal of redemption proceeds to preauthorized designations. Other procedures may be implemented from time to time. If reasonable procedures are not implemented, the Funds may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, you are liable for any loss for unauthorized transactions.

You should be aware that during periods of substantial economic or market change, telephone or wire redemptions may be difficult to implement. If you are unable to contact the Funds by telephone, you may also redeem shares by delivering or mailing the redemption request to: The Garzarelli Funds, P.O. Box _____, Milwaukee, WI 53201. If you wish to send the information via overnight delivery, you may send it to: The Garzarelli Funds, 207 East Buffalo Street, Suite 315, Milwaukee, WI 53202-5712. REDEMPTION REQUESTS MADE VIA FAX WILL NOT BE ACCEPTED BY THE FUNDS.

ADDITIONAL REDEMPTION INFORMATION. When a purchase is made by check or electronic funds transfer and a redemption or exchange is requested shortly thereafter, the Funds will delay payment of the redemption proceeds or the completion of an exchange until the purchase check has cleared your bank, which may take 7 business days from the purchase date. This delay allows the Funds to verify that proceeds used to purchase Fund shares will not be returned due to insufficient funds and is intended to protect the remaining investors from loss.

Any redemption or transfer of ownership request for corporate accounts will require the following WRITTEN documentation:

1. A written letter of instruction signed by the required number of authorized officers, along with their respective positions. For redemption requests in excess of $25,000, the written request must be signature guaranteed. A signature guarantee may be obtained from a commercial bank or trust company in the United States, a member firm of the National Association of Securities Dealers, Inc. or other guarantor and "Signature Guaranteed" must appear with the signature. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR.

2. A dated copy of your Corporate Resolution that states who is empowered to act, transfer or sell assets on behalf of the corporation.

3. If the Corporate Resolution is more than 60 days old from the date of the transaction request, a Certificate of Incumbency from the Corporate Secretary which specifically states the officer or officers named in the resolution have the authority to act on the account. The Certificate of Incumbency must be dated within 60 days of the requested transaction. IF THE CORPORATE RESOLUTION CONFERS AUTHORITY ON OFFICERS BY TITLE AND NOT BY NAME, THE CERTIFICATE OF INCUMBENCY MUST NAME THE OFFICER(S) AND THEIR TITLE(S).

Signature guarantees must be signed by an authorized signatory of the bank, trust company, or member firm and "Signature Guaranteed" must appear with the signature.

When redeeming shares from the Money Market Fund, if you redeem less than all of the balance of your account, your redemption proceeds will exclude accrued and unpaid income through the date of the redemption. When redeeming your entire balance from the Money Market Fund, accrued income will be paid separately when the income is collected and paid from the Money Market Fund, at the end of the month.

The Funds reserve the right to suspend or postpone redemptions during any period when: trading on the New York Stock Exchange ("Exchange") is restricted, as determined by the Securities and Exchange Commission ("SEC"), or that the Exchange is closed for other than customary weekend and holiday closing; the SEC has by order permitted such suspension; or an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.

Due to the relatively high cost of maintaining small accounts, if your account balance falls below the $1,000 minimum as a result of a redemption or exchange or if you discontinue the Automatic Investment Plan before your account balance reaches the required minimum, you will be given a 60-day notice to reestablish the minimum balance or activate an Automatic Investment Plan. If this requirement is not met, your account may be closed and the proceeds sent to you. If your account balance in the Money Market Fund is redeemed, accrued interest will be paid at the end of the following month.

SYSTEMATIC WITHDRAWAL PLAN. The Funds offer a Systematic Withdrawal Plan which allows you to designate that a fixed amount ($100 minimum per transaction limited to those shareholders with a balance of $10,000 or greater upon commencement of participation in the Plan) be distributed to you at regular intervals. The redemption takes place on the 5th or 20th of the month, but if the day you designate falls on a Saturday, Sunday or legal holiday, the distribution shall be made on the prior business day. Any changes made to distribution information must be made in writing and signed by each registered holder of the account with signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the National Association of Securities Dealers, Inc. or other eligible guarantor institution. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR.

The Systematic Withdrawal Plan may be terminated by you at any time without charge or penalty, and the Funds reserve the right to terminate or modify the Systematic Withdrawal Plan upon 60 days' written notice. Withdrawals involve redemption of Fund shares and may result in a gain or loss for federal income tax purposes. An application for participation in the Systematic Withdrawal Plan may be obtained from the Funds by calling 1-800-________.

                          DIVIDENDS AND DISTRIBUTIONS

The Funds intend to pay dividends from net investment income annually for the Garzarelli Affinity Equity Fund and quarterly for the Garzarelli Balanced Fund and distribute substantially all net realized capital gains at least annually. Each Fund may make additional distributions if necessary to avoid imposition of a 4% excise tax or other tax on undistributed income and gains. You may elect to reinvest all income dividends and capital gains distributions in shares of a Fund or receive cash as designated on the Purchase Application. You may change your election at any time by sending written notification to the Funds. The election is effective for distributions with a dividend record date on or after the date that the Funds receive notice of the elections. If you do not specify an election, all income dividends and capital gains distributions will automatically be reinvested in full and fractional shares of the Fund. Shares will be purchased at the net asset value in effect on the business day after the dividend record date and will be credited to your account on such date. Reinvested dividends and distributions receive the same tax treatment as those paid in cash. Dividends and capital gains distributions, if any, will reduce the net asset value of a Fund by the amount of the dividend or capital gains distribution.

                      SHAREHOLDER REPORTS AND INFORMATION

AUTOMATED TELERESPONSE SERVICE. Shareholders using a touch-tone telephone can access information about the Funds 24 hours a day, 7 days a week. When calling the Funds at 1-800-________, shareholders may choose to use the automated information feature or, during regular business hours (7:00 a.m. to 7:00 p.m. Central time, Monday through Friday), speak with a representative of the Funds.

The automated service provides the information most frequently requested by shareholders. After calling 1-800-________ shareholders can:


1. Determine closing prices for each Fund and learn how the price of a Fund has changed from the previous day.

2. Learn account balance(s), the last 5 transactions completed and order duplicate forms and statements.

For total return information, call the Funds at 1-800-________.

The Funds will provide the following statements and reports:

CONFIRMATION STATEMENTS. Except for Automatic Investment Plans, after each transaction that affects the account balance or account registration, you will receive a confirmation statement. Participants in the Automatic Investment Plan will receive quarterly confirmations of all automatic transactions.

ACCOUNT STATEMENTS.  All shareholders will receive quarterly account statements.

FINANCIAL REPORTS. Financial reports are provided to shareholders semi-annually. Annual reports will include audited financial statements. To reduce Fund expenses, one copy of each report will be mailed to each Taxpayer Identification Number even though the investor may have more than one account in a Fund.

If you need additional copies of previous statements, you may order statements for the current and preceding year at no charge. Statements for earlier years are available for $5 each. Call 1-800-________ to order past statements. If you need information on your account with the Funds or if you wish to submit any applications, redemption requests, inquiries or notifications, you should contact The Garzarelli Funds, P.O. Box ________, Milwaukee, WI 53201 or call 1-800-________. If you wish to send the information via overnight delivery, you may send it to: The Garzarelli Funds, 207 East Buffalo Street, Suite 315, Milwaukee, WI 53202-5712.

                                RETIREMENT PLANS

The Funds make available a program under which you may establish an IRA with the Funds and purchase shares through such account. The minimum initial investment in each Fund for an IRA is $500. The Funds also offer a tax-sheltered custodial account designed to qualify under Section 403(b)(7) of the Internal Revenue Code which is available for use by employees of certain educational, non-profit, hospital and charitable organizations.

The Funds may be used as investment vehicles for established defined contribution plans, including simplified employee (including SAR-SEPs), 401(k), profit-sharing and money purchase pension plans ("Retirement Plans").

You may obtain additional information regarding Retirement Plans by calling the Funds at 1-800-________.

                         SERVICE AND DISTRIBUTION PLAN

The Funds have adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of a Fund's average daily net assets.

Payments may be made by each Fund under the Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the Fund as determined by the Board of Trustees. Such activities include advertising, compensation for sales and sales marketing activities of financial institutions and others, such as dealers or other distributors, shareholder account servicing, production and dissemination of prospectuses and sales and marketing materials, and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which a Fund may finance without a Plan, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred.

                                     TAXES

Each Fund intends to qualify for treatment as a regulated investment company under the Code. In each taxable year that a Fund so qualifies, such Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income and net capital gain that is distributed to shareholders.

Dividends from a Fund's investment company taxable income (whether paid in cash or reinvested in additional shares) are taxable to its shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of a Fund's net capital gain, when designated as such, are taxable to its shareholders as long-term capital gain, regardless of how long they have held their Fund shares and whether such distributions are paid in cash or reinvested in additional Fund shares. Each Fund provides federal tax information to its shareholders annually, including information about dividends and other distributions paid during the preceding year.

The Funds will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption and exchange proceeds if you fail to provide a certified Social Security or Tax Identification Number or IRS Form W-8.

The foregoing is only a summary of some of the important federal tax considerations generally affecting each Fund and its shareholders. See
"Taxes" in the Statement of Additional Information for further discussion. There may be other federal, state or local tax considerations applicable to you as an investor. You therefore are urged to consult your tax adviser regarding any tax-related issues.

                               CAPITAL STRUCTURE

The Trust is a business trust established under Delaware law. The Trust was established under a Certificate of Trust dated as of October 1, 1996. The Trust's shares have no par value. Shares of the Trust may be issued in two or more series or "funds" and each fund may have more than one class of shares. The Fund is currently authorized to issue a single class of shares, and the Garzarelli Affinity Equity Fund and the Garzarelli Balanced Fund are currently the Trust's only funds. The Funds' shares may be issued in an unlimited number by the trustees of the Trust.

Shares issued by the Fund have no preemptive, conversion or subscription rights. Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Funds and to the net assets of the Funds upon liquidation or dissolution. The Funds, as separate series of the Trust, vote separately on matters affecting each Fund (e.g., approval of the Investment Management Agreement). The Funds and all future series of the Trust will vote as a single class on matters affecting all series of the Trust (e.g., election or removal of trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of trustees can, if they so choose, elect all of the trustees of the Trust. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by trustees at their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust. Shareholders may receive assistance in communicating with other shareholders in connection with the election or removal of trustees pursuant to the provisions of Section 16(c) of the 1940 Act.

As of the date of this Prospectus, ________ owned all of the outstanding shares of the Funds. It is contemplated that the public offering of the shares of the Fund will reduce ________ holdings to less than 5% of the total shares outstanding.

             TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN AND
                            INDEPENDENT ACCOUNTANTS

Sunstone Investor Services, LLC, 207 East Buffalo Street, Suite 400, Milwaukee, WI 53202-5712, acts as each Fund's Transfer and Dividend Disbursing Agent. Sunstone Investors Services, LLC, is an affiliate of Sunstone who serves as the Funds' administrator and distributor. See "Management of the Funds." UMB
Bank, n.a., which has its principal address at 928 Grand Avenue, Kansas City, MO, 64141, acts as Custodian of the Funds' investments. Neither the Transfer and Dividend Disbursing Agent nor the Custodian has any part in deciding the Funds' investment policies or which securities are to be purchased or sold for the Funds' portfolios.____________________________________, has been selected to serve as independent accountants of the Company for the fiscal year ending October 31, 1997.

                                FUND PERFORMANCE

From time to time, the Funds may advertise their "average annual total return" over various periods of time. An average annual total return refers to the rate of return which, if applied to an initial investment at the beginning of a stated period and compounded over the period, would result in the redeemable value of the investment at the end of the stated period assuming reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. A shareholder's investment in a Fund and its return are not guaranteed and will fluctuate according to market conditions. When considering "average" annual total return figures for periods longer than one year, you should note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. Each Fund also may use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in a Fund for a specific period (again reflecting changes in a Fund's share price and assuming reinvestment of dividends and distributions).

Each Fund may quote its average annual total and/or aggregate total return for various time periods in advertisements or communications to shareholders. A Fund may also compare its performance to that of other mutual funds and to stock and other relevant indices or to rankings prepared by independent services or industry publications. For example, a Fund's total return may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc., Value Line Mutual Fund Survey and CDA Investment Technologies, Inc. Total return data as reported in such national financial publications as THE WALL STREET JOURNAL, THE NEW YORK TIMES, INVESTOR'S BUSINESS DAILY, USA TODAY, BARRON'S, MONEY and FORBES as well as in publications of a local or regional nature, may be used in comparing a Fund's performance.

Each Fund's total return may also be compared to such indices as the Dow Jones Industrial Average, Standard & Poor's 500 Composite Stock Price Index, Nasdaq Composite OTC Index or Nasdaq Industrials Index, Consumer Price Index and Russell 2000 Index. Further information on performance measurement may be found in the Statement of Additional Information.

Performance quotations of a Fund represent its past performance and should not be considered as representative of future results. The investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The methods used to compute a Fund's total return and yield are described in more detail in the Statement of Additional Information.






                              THE GARZARELLI FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION

                                    FOR THE

                        GARZARELLI AFFINITY EQUITY FUND

                            GARZARELLI BALANCED FUND


     This Statement of Additional Information dated December __, 1996, is meant to be read in conjunction with the Prospectus dated December __, 1996, for the Garzarelli Affinity Equity Fund and Garzarelli Balanced Fund, (collectively referred to as the "Funds") and is incorporated by reference in its entirety into the Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of these Funds should be made solely upon the information contained herein. Copies of the Prospectus for the Funds may be obtained by writing The Garzarelli Funds, P.O. Box ____, Milwaukee, Wisconsin 53201-____. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.


                               TABLE OF CONTENTS
                                                                      Page


ADDITIONAL INVESTMENT INFORMATION............................
INVESTMENT RESTRICTIONS......................................
ADDITIONAL TRUST INFORMATION.................................
     Trustees and Officers...................................
     Control Persons and Principal Holders of Securities.....
     Investment Adviser......................................
     Administrator...........................................
     Custodian, Transfer Agent and Dividend Paying Agent.....
     Legal Counsel ..........................................
     Independent Accountants.................................
DISTRIBUTION OF SHARES.......................................
PORTFOLIO TRANSACTIONS AND BROKERAGE.........................
TAXES........................................................
DESCRIPTION OF SHARES........................................
SHAREHOLDER MEETINGS.........................................
INDIVIDUAL RETIREMENT PLANS..................................
PERFORMANCE INFORMATION......................................
PURCHASE, EXCHANGE AND REDEMPTION OF SHARES;
DETERMINATION OF NET ASSET VALUE.............................
OTHER INFORMATION............................................
FINANCIAL STATEMENTS.........................................
APPENDIX A (Description of Securities Ratings)...............

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION OR IN THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


                       ADDITIONAL INVESTMENT INFORMATION

     The following supplements the investment objectives and policies of the Funds as set forth in their Prospectus.

The Garzarelli Funds (the "Trust") is a no-load, open-end management investment company, commonly known as a mutual fund. The Trust presently consists of two diversified investment portfolios designed to offer investors a range of equity-oriented investment opportunities. Each investment portfolio is individually referred to as a "Fund" and collectively as the "Funds."

Garzarelli Investment Management LLC ("Adviser") serves as the investment adviser to the Funds. Elaine M. Garzarelli, founder and [Chairperson] of the Adviser, is responsible for the overall strategic management of the Funds. Affinity Investment Advisers, Inc. ("Sub-Adviser") acts as Sub-Adviser to the Garzarelli Affinity Equity Fund.

     GARZARELLI AFFINITY EQUITY FUND. The investment objective of the Garzarelli Affinity Equity Fund is capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities of companies of mid- to large- market capitalizations (of generally $500 million or more). However, when in the opinion of the Adviser market conditions warrant, the Fund may invest in cash equivalents and other fixed income securities.

     GARZARELLI BALANCED FUND The investment objective of the Garzarelli Balanced Fund is to produce a high level of total return. The Fund seeks to achieve its objective by investing in common stocks and other equity-type securities, corporate and government debt securities and short-term money market instruments. Under normal market conditions, at least 25% of the Fund's total assets will be invested in fixed income securities. The relative percentages of assets invested in equity, fixed income and money market securities are not fixed and will vary depending on the Adviser's assessment of economic and market conditions. Through active portfolio management, the Adviser and Sub-Adviser will consider the relative returns from asset allocation as well as individual security selection, in seeking to achieve the Fund's objective.

     MONEY MARKET INSTRUMENTS. Each Fund may invest in a variety of money market instruments for temporary defensive purposes, pending investment, to meet anticipated redemption requests and/or to retain the flexibility to respond promptly to changes in market and economic conditions. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are generally negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

     UNITED STATES GOVERNMENT SECURITIES. To the extent consistent with their respective investment objectives, the Funds may invest in a variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association ("SLMA"), are supported only by the credit of the instrumentalities. No assurance can be given that the U.S. government would provide financial support to its agency or instrumentalities if it is not obligated to do so by law. Obligations of the International Bank for Reconstruction and Development (also known as the World Bank) are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

     Securities guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities are deemed to include: (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or an agency or instrumentality thereof; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations will therefore be regarded as illiquid. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law.

     ILLIQUID SECURITIES. Each of the Funds may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities). The Board of Trustees or its delegate has the ultimate authority to determine which securities are liquid or illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration ("restricted securities") under the Securities Act of 1933, as amended ("Securities Act") that may be resold pursuant to Rule 144A or Regulation S under the Securities Act, may be considered liquid. The Board has delegated to the Adviser or Sub-Adviser the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private or international resale market), (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g., for securities quoted in PORTAL system), and (iv) other permissible relevant factors.

     Restricted securities may be sold in privately negotiated or other exempt transactions, qualified non-U.S. transactions, such as under Regulation S, or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board.

     If through the appreciation of illiquid securities or the depreciation of illiquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities which are not readily marketable, the Fund will take such steps as it deems advisable, if any, to reduce the percentage of such securities to 15% or less of the value of its net assets.

     FOREIGN SECURITIES. Investments in foreign countries involve certain risks which are not typically associated with U.S. investments. There may be less publicly available information about foreign companies comparable to reports and ratings published about U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. There also may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

     Foreign stock markets may have substantially less volume than the New York Stock Exchange, and securities of comparable U.S. companies. Brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

     Because investment in foreign companies will usually involve currencies of foreign countries, and because a Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies. A change in the value of any foreign currency relative to the U.S. dollar, when the Fund holds that foreign currency or a security denominated in that foreign currency, will cause a corresponding change in the dollar value of the Fund assets denominated or traded in that country.

OPTIONS AND FUTURES

     OPTIONS. GENERAL. Each Fund may purchase and write (i.e. sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

     A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

     Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

     A Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument or liquidate the assets held in the segregated account until the option expires or the optioned instrument is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

     If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

     FEDERAL TAX TREATMENT OF OPTIONS. Certain option transactions have special tax results for the Funds. Expiration of a call option written by a Fund will result in short-term capital gain. If the call option is exercised, the Fund will realize a gain or loss from the sale of the security covering the call option and, in determining such gain or loss, the option premium will be included in the proceeds of the sale.

     If a Fund writes options other than "qualified covered call options," as defined in Section 1092 of the Internal Revenue Code of 1986, as amended (the "Code"), or purchases puts, any losses on such options transactions, to the extent they do not exceed the unrealized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.

     In the case of transactions involving "nonequity options," as defined in Code Section 1256, the Funds will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60% long-term and 40% short-term capital gain or loss as required by Section 1256 of the Code. In addition, such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax purposes in accordance with the 60%/40% rule discussed above even though the position has not been terminated. A "nonequity option" includes options involving stock indexes such as the Standard & Poor's 500 and 100 indexes.

     CERTAIN RISKS REGARDING OPTIONS. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     Successful use by the Funds of options on stock indexes will be subject to the ability of the Adviser or Sub-Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, each Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and a Fund's securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

     There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

     COVER FOR OPTIONS POSITIONS. Transactions using options (other than options that a Fund has purchased) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either
(1) an offsetting ("covered") position in securities or other options or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with Securities and Exchange Commission (the "SEC") guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash, U.S. government securities or other liquid securities in a segregated account with its Custodian in the prescribed amount. Under current SEC guidelines, the Funds will segregate assets to cover transactions in which the Funds write or sell options.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     FUTURES CONTRACTS. Each Fund may enter into futures contracts (or options thereon). U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an
"FCM") or brokerage firm which is a member of the relevant contract market. Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

     The acquisition or sale of a futures contract could occur, for example, if a Fund held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, a Fund could sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby prevent the Fund's net asset value from declining as much as it otherwise would have. A Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique would allow the Fund to maintain a defensive position without having to sell portfolio securities.

     Similarly, when prices of equity securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, a Fund could take advantage of the potential rise in the value of equity securities without buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could buy equity securities on the cash market.

     The Funds may also enter into interest rate futures contracts. Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper.

     Futures contracts entail risks. Although the Adviser and Sub-Adviser believe that use of such contracts could benefit the Funds, if the Adviser and Sub-Adviser's investment judgment were incorrect, a Fund's overall performance could be worse than if the Fund had not entered into futures contracts. For example, if a Fund hedged against the effects of a possible decrease in prices of securities held in the Fund's portfolio and prices increased instead, the Fund would lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Fund's futures positions. In addition, if the Fund had insufficient cash, it might have to sell securities from its portfolio to meet margin requirements. Those sales could be at increased prices which reflect the rising market and could occur at any time when the sales would be disadvantageous to the Fund.

     The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, the ability of investors to close out futures contracts through offsetting transactions could distort the normal price relationship between the cash and futures markets. Second, to the extent the participants decide to make or take delivery, liquidity in the futures markets could be reduced and prices in the futures markets distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures markets are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends still may not result in a successful use of futures.

     The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Funds would not match exactly a Fund's current or potential investments. A Fund might buy or sell futures contracts based on underlying instruments with different characteristics from the securities in which it would typically invest -- for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities -- which involves a risk that the futures position might not correlate precisely with the performance of the Fund's investments.

     Futures prices can also diverge form the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions could also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund would be able to buy or sell futures contracts with a greater or lesser value than the securities it wished to hedge or was considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this might not be successful in all cases. If price changes in the Fund's futures positions were poorly correlated with its other investments, its futures positions could fail to produce desired gains or result in losses that would not be offset by the gains in the Fund's other investments.

     A Fund will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its assets after taking into account unrealized profits and losses on options entered into. In the case of an option that is "in-the-money," the in-the-money amount may be excluded in computing such 5%. In general a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future which is the subject of the put is exceeded by the strike price of the put. As to long positions which are used as part of a Fund's portfolio strategies the "underlying commodity value" of the Fund's futures and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other dollar-denominated high-quality, short-term money instruments so set aside, plus sums deposited on margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant. The "underlying commodity value" of a future is computed by multiplying the size of the future by the daily settlement price of the future. For an option on a future, that value is the underlying commodity value of the future underlying the option.

     Unlike the situation in which a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Instead, the Fund is required to deposit in a segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills), currently in a minimum amount of $15,000. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Fund may be required to make additional payments during the term of a contract to its broker. Such payments would be required, for example, where, during the term of an interest rate futures contract purchased by the Fund, there was a general increase in interest rates, thereby making the Fund's portfolio securities less valuable. In all instances involving the purchase of financial futures contracts by a Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the future contracts, will be deposited in a segregated account with the Fund's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position which will operate to terminate the Fund's position in the futures contract.

     Because futures contacts are generally settled within a day from the date they are closed out, compared with a settlement period of seven days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time.
In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract were not liquid because of price fluctuation limits or otherwise, a Fund would not promptly be able to liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, a Fund's access to other assets held to cover its future positions also could be impaired.

     OPTIONS ON FUTURES CONTRACTS. Each Fund may purchase put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, a contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.

     A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

     An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

     The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it could buy a call option on a futures contract to hedge against a market advance.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund would be able to buy a put option on a futures contract or hedge the Fund's portfolio against the risk of falling prices.

     The amount of risk a Fund would assume if it bought an option on a futures contract would be the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not fully be reflected in the value of the options bought.

     RISK FACTORS OF INVESTING IN FUTURES AND OPTIONS. The successful use of the investment practices described above with respect to futures contracts and options on futures contracts, draws upon skills and experience which are different from those needed to select the other instruments in which the Funds invest. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, the Funds may not achieve the desired benefits of futures and options or may realize losses and thus be in a worse position than if such strategies had not been used.

     A Fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the Funds as the possible loss of the entire premium paid for an option bought by a Fund, and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Funds will be able to use those instruments effectively for the purposes set forth above.

     INVESTMENT COMPANIES. Each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (a) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust as a whole.

     WARRANTS. The Funds may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specific period of time. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. Warrants attached to other securities acquired by a Fund are not subject to this restriction.

     CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted and exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities or preferred stocks in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk of loss of principal than the corporation's common stock.

     In selecting convertible securities for the Funds, the Adviser will consider among other factors, its evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of a Fund's portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

     The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

     Capital appreciation for a Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by a Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund.

     CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Funds is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolios from time to time as business and economic conditions as well as market prices may dictate. It is anticipated the portfolio turnover rate for the Affinity Equity and Garzarelli Balanced Funds generally will not exceed 150%. However, these should not be considered as limiting factors.

                            INVESTMENT RESTRICTIONS

     Consistent with each Fund's investment objective, each Fund has adopted certain investment restrictions. The following restrictions supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment restriction states a maximum percentage of a Fund's assets that may be invested in any security or other asset, such percentage restriction will be determined immediately after and as a result of a Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment limitations except with respect to a Fund's restrictions on borrowings as set forth in restriction 8 below.

     A Fund's fundamental restrictions cannot be changed without the approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

     THE FOLLOWING ARE THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS.

     Each Fund may not:

     1. Issue senior securities, except as permitted under the Investment Company Act of 1940 (the "Investment Company Act"); provided, however, a Fund may engage in transactions involving options, futures and options on futures contracts.

     2. Lend money or securities (except by purchasing debt securities or entering into repurchase agreements or lending portfolio securities).

     3. With respect to seventy-five percent (75%) of its total assets, purchase (a) the securities of any issuer (except securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof ("U.S. Government Securities"), if such purchase would cause more than five percent (5%) of the value of the Fund's total assets to be invested in securities of any one issuer or (b) more than ten percent (10%) of the outstanding voting securities of any one issuer.

     4. Purchase the securities of any issuer if, as a result, 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. Government Securities, are in securities issued by companies primarily engaged in the same industry.

     5. Act as an underwriter or distributor of securities other than shares of the Funds except to the extent that a Fund's participation as part of a group in bidding or by bidding alone, for the purchase or permissible investments directly from an issuer or selling shareholders for the Fund's own portfolio may be deemed to be an underwriting, and except to the extent that a Fund may be deemed an underwriter under the Securities Act, by virtue of disposing of portfolio securities.

     6. Purchase or sell real estate (but this shall not prevent the Fund from investing in securities that are backed by real estate or issued by companies that invest or deal in real estate or in participation interests in pools of real estate mortgage loans).

     7. Borrow money, except that a Fund may borrow money from a bank for temporary or emergency purposes (not for leveraging) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the Fund's total assets by reason of a decline in net asset value will be reduced within three days to the extent necessary to comply with the 33 1/3% limitation. Transactions involving options, futures and options on futures, will not be deemed to be borrowings if properly covered by a segregated account where appropriate.

     8. Purchase or sell physical commodities or commodities contracts unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from engaging in transactions involving foreign currencies, futures contracts, options on futures contracts or options, or from investing in securities or other instruments backed by physical commodities).

     THE FOLLOWING INVESTMENT RESTRICTIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

     Each Fund may not:

     1. Purchase securities of other investment companies except to the extent permitted by the Investment Company Act and the rules and regulations thereunder.

     2. Make investments for the purpose of exercising control or management of any company except that a Fund may vote portfolio securities in the Fund's discretion.

     3. Acquire illiquid securities if, as a result of such investments, more than fifteen percent (15%) of the Fund's net assets (taken at market value at the time of each investment) would be invested in illiquid securities. "Illiquid securities" means securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities.

     4. Purchase securities on margin (except to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities) or participate in a joint trading account; provided, however, the Fund may (i) purchase or sell futures contracts, (ii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts, (iii) write or invest in put or call options on securities and indexes, and (iv) engage in foreign currency transactions. (The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save brokerage costs or average prices among them is not deemed to result in a securities trading account.)

        Each Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of shares of the Fund in certain states. Should a Fund determine that a commitment is no longer in the best interest of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.

        In determining industry classification with respect to the Funds, the Adviser intends to use the industry classification titles in the Standard Industrial Classification Manual.

          A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Fund, does not exceed 10% of the value of the Fund's total assets.

                          ADDITIONAL TRUST INFORMATION

     TRUSTEES AND OFFICERS. Information regarding the Board of Trustees and officers of the Funds, including their principal business occupations during at least the last five years, is set forth below. Each trustee who is an "interested person," as defined in the 1940 Act, is indicated by an asterisk. Except where otherwise indicated, each of the individuals below has served in his or her present capacity with the Trust since ___________ 1996. The address of each of the officers and trustees is c/o The Garzarelli Funds, 100 South Wacker Drive, Suite 2100, Chicago, Illinois 60606-4002.


                * H. Steel Bokhof Jr., PRESIDENT AND TRUSTEE

     Mr. Bokhof is the President of the Adviser and has served in such capacity since the incorporation of the Adviser in July 1995. Since November 1989, he has been a general partner of Graver, Bokhof, Goodwin and Sullivan, L.P., an investment advisor.

[The balance of the Board has not been selected. Information regarding these individuals required by Item 14 will be included in Pre-Effective Amendment No.1].

The trustees and officers who are "interest persons" as designated above receive no compensation from the Trust. The table below shows amounts estimated to be paid or accrued to those trustees who are not designated "interested persons" during the Trust's full fiscal year. The Trust has not adopted any pension or retirement plans for the benefit of any of the trustees.


                               COMPENSATION TABLE

                                          Estimated
                                   Aggregate Compensation
Name of Person                            from Trust
--------------                     ----------------------

                                              $

                                              $
                                              $


     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. As of _____________, 1996, the date hereof, _______________ owned of record 100% of the outstanding shares of the Funds and therefore controlled the Funds. Shareholders with a controlling interest could effect the outcome of proxy voting or the direction of management of the Trust. It is contemplated that the public offering of the shares of the Funds will reduce __________'s holdings to less than 5% of the total shares outstanding.

     INVESTMENT ADVISER. The investment adviser to the Funds is Garzarelli Investment Management LLC (the "Adviser"). The Adviser was organized on July 12, 1995. The Sub-Adviser to the Garzarelli Affinity Equity Fund is Affinity Investment Advisors, Inc. ("Sub-Adviser"). The Sub-Adviser was organized on April 24, 1992. Gregory R. Lai controls the Sub-Adviser. Elaine M. Garzarelli is the founder and Chairperson of the Adviser and owns a majority of the outstanding interest of the Adviser. As such, she controls the Adviser. Prior to founding the Adviser, Ms. Garzarelli served as Managing Director and chief Quantative Strategist for Shearson Lehman Bros. and its predecessors and its successors from 1984 to 1994. She has over 20 years experience as a stock market strategist. In managing the Funds, Ms. Garzarelli is primarily responsible for determining the allocation of each Fund's portfolio investments among equity and debt securities, and the industry sectors to be emphasized.

     Once the industry sectors have been identified, Gregory R. Lai, CFA a [principal] of the Sub-Adviser, is primarily responsible for selecting the specific securities for investment by the Garzarelli Affinity Equity Fund. Mr. Lai has been a principal of the Sub-Adviser since 1992. Prior thereto, he was a portfolio manager and research analyst at PIMCO, from 1988 to 1992. The investment committee of the Adviser is responsible for making the selection of specific securities for investment by the Garzarelli Balanced Fund, no member of which is primarily responsible for making recommendations to the committee.

     The Trust, on behalf of each of the Funds, has entered into investment advisory agreements with the Adviser (the "Investment Advisory Agreements").
For the Garzarelli Affinity Equity Fund, the Adviser has entered into a sub-advisory agreement with the Sub-Adviser (the "Sub-Advisory Agreement"). Pursuant to the Investment Advisory Agreements, the Adviser provides continuous investment advisory services to the respective Funds. Pursuant to the Sub-Advisory Agreement, the Sub-Adviser will manage the assets of the Garzarelli Affinity Equity Fund and will provide such other investment advice, research and assistance as the Adviser may, from time to time, reasonably request. The Adviser and Sub-Adviser also provide the Funds with office space, equipment and personnel necessary to operate and administer the Funds' business and to supervise the provision of services by third parties. The Investment Advisory Agreements for the Affinity Equity and Balanced Funds and the Sub-Advisory Agreement for the Garzarelli Affinity Equity Fund are dated as of December __, 1996. The Investment Advisory Agreements and Sub-Advisory Agreement have an initial term of two years and thereafter are required to be approved annually by the Board of Trustees of the Trust or by vote of a majority of the respective Fund's outstanding voting securities (as defined in the 1940 Act). Each annual renewal must also be approved by the vote of a majority of the respective Fund's trustees who are not parties to the Investment Advisory Agreement or Sub-Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreements and Sub-Advisory Agreement are terminable without penalty with respect to a Fund, on 60 days' written notice by the Trustees, by vote of a majority of a Fund's outstanding voting securities, or by the Adviser or Sub-Adviser, and will terminate automatically in the event of its assignment.

     As compensation for its services, each Fund pays to the Adviser and the Garzarelli Affinity Equity Fund pays to the Sub-Adviser a monthly fee at the annual rate of 0.92% and 0.75% on the average daily net assets of the Garzarelli Affinity Equity Fund and Garzarelli Balanced Fund, respectively. For the Garzarelli Affinity Equity Fund, the Adviser pays to the Sub-Adviser for its services a sub-advisory fee of 20% of the advisory fee received by the Adviser (net of any expense reimbursements). From time to time, the Adviser may voluntarily waive all or a portion of its fee for one or more Funds. The organizational expenses of the Funds were advanced by the Adviser and will be reimbursed by each Fund over a period of not more than 60 months.

     The Adviser voluntarily agreed to reimburse the Garzarelli Affinity Equity Fund and the Garzarelli Balanced Fund to the extent aggregate annual operating expenses as described above exceeded 1.50% and 1.25%, respectively, of the average daily net assets of each Fund until February 1, 1998 subject to earlier termination by the Adviser on 30 days notice. Reimbursement of expenses in excess of this limitation will be made on a monthly basis and will be paid to each Fund by reducing the Adviser's fee, subject to later adjustment, month by month, for the remainder of each Fund's fiscal year. The Adviser may from time to time voluntarily absorb expenses for one or more Funds in addition to the reimbursement of expenses in excess of the foregoing.

     Each Investment Advisory Agreement and Sub-Advisory Agreement provides that the Adviser and Sub-Adviser shall not be liable to the respective Fund or its shareholders for any error of judgment or mistake of law or for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Investment Advisory Agreements and the Sub-Advisory Agreement also provide that nothing therein shall limit the freedom of the Adviser or Sub-Adviser and its affiliates to render investment supervisory and corporate administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

     ADMINISTRATOR. Sunstone Financial Group, Inc. (the "Administrator" or "Sunstone") provides various administrative and fund accounting services to the Funds (which includes clerical, compliance, regulatory, fund accounting and other services) pursuant to an Administration and Fund Accounting Agreement with the Trust on behalf of the Funds. The Administration and Fund Accounting Agreement will remain in effect for an initial 1 year term ending December 31, 1997 and thereafter as long as its continuance is specifically approved at least annually by the Board of Trustees of the Trust and the Administrator. The Administration and Fund Accounting Agreement may be terminated on not less than 90 days' notice after the expiration of the initial term, without the payment of any penalty, by the Board of Trustees of the Trust or by the Administrator. Under the Administration and Fund Accounting Agreement, the Administrator is not liable for any loss suffered by the Funds or their shareholders in connection with the performance of the Administration and Fund Accounting Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties. The Administration and Fund Accounting Agreement also provides that the Administrator may provide similar services to others including other investment companies.

     CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT. United Missouri Bank, n.a. serves as the custodian and Sunstone Investor Services, LLC, serves as the transfer and dividend paying agent for the Funds. Under the terms of the respective agreements, United Missouri Bank, n.a. is responsible for the receipt and delivery of each Fund's securities and cash, and Sunstone Investor Services, LLC, is responsible for processing purchase and redemption requests for the securities of each Fund as well as the recordkeeping of ownership of each Fund's securities, payment of dividends as declared by the Trustees and the issuance of confirmations of transactions and annual statements to shareholders. United Missouri Bank, n.a. and Sunstone do not exercise any supervisory functions over the management of the Funds or the purchase and sale of securities.

     LEGAL COUNSEL. Vedder, Price, Kaufman and Kammholz, with offices at 222 North LaSalle Street, Chicago, Illinois 60601-1003, serves as counsel to the Funds.

     INDEPENDENT ACCOUNTANTS. ___________________ are the independent accountants for the Funds. They are responsible for performing an audit of each Fund's year-end financial statements as well as providing accounting and tax advice to the management of the Funds.

                             DISTRIBUTION OF SHARES

     As set forth in the Prospectus, the Funds have adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of each Fund's average daily net assets.

     The Plan may be terminated for a Fund at any time by a vote of the trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Trustees") or by a vote of a majority of the outstanding shares of the Fund. ________________ are currently the Rule 12b-1 Trustees. Any change in the Plan that would materially increase the distribution expenses of a Fund provided for in the Plan requires approval of the shareholders of the Fund and the Board of Trustees, including the Rule 12b-1 Trustees.

     While the Plan is in effect, the selection and nomination of trustees who are not interested persons of the Trust will be committed to the discretion of the trustees of the Trust who are not interested persons of the Trust. The Board of Trustees must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by the officers of the Trust. Unless otherwise terminated, the Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Trustees, including the Rule 12b-1 Trustees.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser is responsible for decisions to buy and sell securities for the Garzarelli Balanced Fund, and the Sub-Adviser has the same responsibilities for the Garzarelli Affinity Equity Fund, and for the placement of its portfolio business and the negotiation of the commissions to be paid on such transactions, subject to the supervision of the Trust's Board of Trustees. It is the policy of the Adviser and Sub-Adviser to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Adviser and Sub-Adviser.

     The Adviser and Sub-Adviser will place orders pursuant to its investment determination for the Funds either directly with the issuer or with any broker or dealer. In executing portfolio transactions and selecting brokers or dealers, the Adviser and Sub-Adviser will use their best efforts to seek on behalf of a Fund the best overall terms available. In selecting brokers and assessing the best overall terms available for any transaction, the Adviser and Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The most favorable price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities are generally purchased or sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser and Sub-Adviser may determine that better prices are available from non-principal market makers who are paid commissions directly.

     In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Adviser and Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Funds and/or other accounts over which the Adviser and Sub-Adviser or an affiliate of the Adviser and Sub-Adviser exercises investment discretion. While the Adviser and Sub-Adviser believe these services have substantial value, they are considered supplemental to their own efforts in the performance of its duties. Other clients of the Adviser and Sub-Adviser may indirectly benefit from the availability of these services to the Adviser and Sub-Adviser, and the Funds may indirectly benefit from services available to the Adviser and Sub-Adviser as a result of transactions for other clients. The Adviser and Sub-Adviser are authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser and Sub-Adviser determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities the Adviser and Sub-Adviser have to the Funds. In no instance, however, will portfolio securities be purchased from or sold to the Adviser and Sub-Adviser, or any affiliated person of either the Trust or the Adviser and Sub-Adviser, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission through rules, regulations, decisions and no-action letters.

     The Adviser and Sub-Adviser may retain advisory clients in addition to the Funds and place portfolio transactions for these accounts. Research services furnished by firms through which the Funds effect their securities transactions may be used by the Adviser and Sub-Adviser in servicing all of its accounts; not all of such services may be used by the Adviser and Sub-Adviser in connection with the Funds. In the opinion of the Adviser and Sub-Adviser, it will not be possible to separately measure the benefits from research services to each of the accounts (including the Funds) to be managed by the Adviser and Sub-Adviser. Because the volume and nature of the trading activities of the accounts will not be uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, such costs to the Funds will not, in the opinion of the Adviser and Sub-Adviser, be disproportionate to the benefits to be received by the Funds on a continuing basis.

                                     TAXES

GENERAL

     In order to qualify for treatment as a regulated investment company ("RIC") under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months - options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, with respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

     Dividends and other distributions declared by a Fund in, and payable to shareholders of record as of a date in, October, November or December of any year will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

     A portion of the dividends from a Fund's investment company taxable income (whether paid in cash or reinvested in additional Fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject to the alternative minimum tax.

     If shares of a Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable dividend or capital gain distribution.

     Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

FOREIGN TAXES

     Dividends and interest received by the Funds may be subject to income, withholding, or other taxes imposed by foreign countries that would reduce the yield on each Fund's portfolio securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign income taxes paid by it. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders and each shareholder will be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign sources as his own income from those sources, and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. Each Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries if it makes this election.

PASSIVE FOREIGN INVESTMENT COMPANIES

     If a Fund acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as sources that produce interest, dividends, rental, royalty or capital gain income) or hold at least 50% of their assets in such passive sources ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gains from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such tax. In some cases, elections may be available that would ameliorate these adverse tax consequences, but such elections would require the Fund to include certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash and could result in the conversion of capital gain to ordinary income. A Fund may limit its investments in passive foreign investment companies or dispose of such investments if potential adverse tax consequences are deemed material in particular situations.

NON U.S. SHAREHOLDERS

     Distributions of net investment income by a Fund to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected with the conduct of a U.S. trade or business," in which case the reporting and withholding requirements applicable to domestic taxpayers will apply. Distributions of net capital gain are not subject to withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% (or lower treaty rate) if the individual is physically present in the United States for more than 182 days during the taxable year and the distributions are attributable to a fixed place of business maintained by an individual in the United States.

     The foregoing is a general and abbreviated summary of certain U.S. federal income tax considerations affecting such Fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state and local taxes applicable to distributions received from a Fund.

                             DESCRIPTION OF SHARES

     The Trust Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of one or more separate series or classes representing interests in different investment portfolios. The Trust may hereafter create series in addition to the Funds. Under the terms of the Trust Agreement, each share of the Funds has no par value, represents a proportionate interest in the Funds with each other share of its class and is entitled to such dividends and distributions out of the income belonging to the Funds as are declared by the Trustees. Upon any liquidation of the Funds, shareholders are entitled to share in the net assets of the Funds available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described in the Prospectus. Pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by the Funds may be suspended for more than seven days (a) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Funds normally utilize is closed or is restricted as determined by the Securities and Exchange Commission, (b) during any emergency, as determined by the Securities and Exchange Commission, as a result of which it is not reasonably practicable for the Funds to dispose of instruments owned by it or fairly to determine the value of its net assets, or (c) for such other period as the Securities and Exchange Commission may by order permit for the protection of the shareholders of the Funds. The Trust may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, the Trust reserves the right to adopt, by action of the Trustees, a policy pursuant to which it may, without shareholder approval, redeem all of a shareholder's shares (a) if such shares have an aggregate value below a designated amount, (b) to the extent that such shareholder owns Shares equal to or in excess of a percentage of the outstanding Shares determined from time to time by the Trustees; (c) to the extent that such shareholder owns Shares equal to or in excess of a percentage, determined from time to time by the Trustees, of the outstanding Shares of the Trust, or (d) if the Trustees determine that it is not practical, efficient or advisable to continue the operation of the Funds and that any applicable requirements of the 1940 Act have been met. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable.

     In the event additional funds are created, the proceeds received by each fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that fund. The underlying assets of each fund will be segregated on the books of accounts, and will be charged with the liabilities in respect to that fund and with a share of the general liabilities of the Trust. Expenses with respect to the portfolios of the Trust will normally be allocated in proportion to the net asset value of the respective portfolios except where allocations of direct expenses can otherwise be fairly made.

     Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interest of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, Rule 18f-2 also provides that the ratification of the appointment of independent accountants, the approval of the principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular investment portfolio.

     The term "majority of the outstanding shares" of either the Trust or a particular fund or investment portfolio means the vote of the lesser of (i) 67% or more of the shares of the Trust or such fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such fund or portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such fund or portfolio.

     As a general matter, the Trust does not hold annual or other meetings of shareholders. This is because the Trust Agreement provides for shareholders voting only for the election or removal of one or more Trustees, if a meeting is called for that purpose, and for certain other designated matters. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed by the holders of two-thirds of the shares.

     The Trust Agreement provides that each Trustee of the Trust will be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustees ("disabling conduct"), and for nothing else, and will not be liable for errors of judgment or mistakes of fact or law. The Trust Agreement provides further that the Trust will indemnify Trustees and officers of the Trust against liabilities and expenses incurred in connection with litigation and other proceedings in which they may be involved (or with which they may be threatened) by reason of their positions with the Trust, except that no Trustee or officer will be indemnified against any liability to the Trust or its shareholders to which he would otherwise be subject by reason of disabling conduct.

     The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

     The Trust Agreement also contains procedures for the removal of Trustees by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of two-thirds of the votes entitled to be cast thereon, remove any Trustee or Trustees from office and may elect a successor or successors to fill any resulting vacancies for unexpired terms of removed Trustees.

     Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Trust shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Trustee. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate at least one percent (1%) of the total outstanding shares shall apply to the Trust's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to submit a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

     If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

     After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them.
If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material of all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                RETIREMENT PLANS

     Individuals who receive compensation or earned income, even if they are active participants in a qualified retirement plan (or certain similar retirement plans), may establish their own tax-sheltered Individual Retirement Account ("IRA"). The Funds offer a prototype IRA plan which may be adopted by individuals. There is currently no charge for establishing an account, although there is an annual maintenance fee.

     Earnings on amounts held in an IRA are not taxed until withdrawal. However, the amount of deduction, if any, allowed for IRA contributions is limited for individuals who are active participants in an employer-maintained retirement plan and whose incomes exceed specific limits.

     A description of applicable service fees and certain limitations on contributions and withdrawals, as well as application forms, are available from the transfer agent upon request at 1-800-________. The IRA documents contain a disclosure statement which the Internal Revenue Service requires to be furnished to individuals who are considering adopting the IRA. Because a retirement program involves commitments covering future years, it is important that the investment objective of the Funds be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan will result in adverse tax consequences. Consultation with a competent financial and tax adviser regarding the foregoing retirement plans is recommended.

     The Funds also make available a tax-sheltered custodial account designed to qualify under section 403(b)(7) of the Internal Revenue Code which is available for use by employees of certain educational, non-profit, hospital and charitable organizations.

                            PERFORMANCE INFORMATION

     The Funds may from time to time advertise performance data such as "average annual total return" and "total return." To facilitate the comparability of historical performance data from one mutual fund to another, the SEC has developed guidelines for the calculation of average annual total return.

     The average annual total return for a Fund for a specific period is found by first taking a hypothetical $10,000 investment ("initial investment") in the Fund's shares on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. This calculation can be expressed as follows:

            N
    P(1 + T)  =  ERV

    Where:    T  = average annual total return.

            ERV  = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

              P  = hypothetical initial payment of $1,000.

              N  = period covered by the computation, expressed in terms of years.

     Total return performance for a specific period is calculated by first taking an investment ("initial investment") in a Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period.
Total return may also be shown as the increased dollar value of the investment over the period or as a cumulative total return which represents the change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount.

     The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

     The Funds' performance figures will be based upon historical results and will not necessarily be indicative of future performance. The Funds' returns and net asset value will fluctuate and the net asset value of shares when sold may be more or less than their original cost. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section.

     From time to time, in marketing and other literature, the Funds' performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper Analytical Services, Inc. ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objective and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Funds will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

     The Funds' performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which ranks funds on the basis of historical risk and total return. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Rankings are not absolute or necessarily predictive of future performance.

     Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Funds, including reprints of or selections from, editorials or articles about the Funds. Sources for Fund performance and articles about the Funds may include publications such as Money, Forbes, Kiplinger's, Financial World, Business Week, U.S. News and World Report, the Wall Street Journal, Barron's and a variety of investment newsletters.

     The Funds may compare their performance to a wide variety of indices and measures of inflation including the Standard & Poor's Index of 500 Stocks and the NASDAQ Over-the-Counter Composite Index. There are differences and similarities between the investments that the Funds may purchase for their respective portfolios and the investments measured by these indices.

     Occasionally statistics may be used to specify a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

     Marketing and other Trust literature may include a description of the potential risks and rewards associated with an investment in the Funds. The description may include a "risk/return spectrum" which compares a Fund to other Garzarelli Funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Risk/return spectrums also may depict funds that invest in both domestic and foreign securities or a combination of bond and equity securities. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare a Fund to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

                  PURCHASE, EXCHANGE AND REDEMPTION OF SHARES;
                        DETERMINATION OF NET ASSET VALUE

     As set forth in the Prospectus, the net asset value of the Funds will be determined as of the close of trading on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the following Monday unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

     Shares of the Funds may be exchanged for shares of the Northern Money Market Fund as provided in the Prospectus. Sunstone Financial Group, Inc. receives a service fee from the Northern Money Market Fund at the annual rate of
0.25 of 1% of the average daily net asset value of the shares of the Fund exchanged into the Northern Money Market Fund.

                               OTHER INFORMATION

     It is possible that conditions may exist in the future which would, in the opinion of the Board of Trustees, make it undesirable for a Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities of a Fund. However, the Funds have obligated themselves under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of a Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities generally will incur brokerage costs when selling such securities.

     The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the Commission under the Securities Act with respect to the securities offered by the Funds' Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information, pursuant to the rules and regulations of the Commission. The Registration Statement including the exhibits filed therewith may be examined at the office of the Commission in Washington, D.C.

     Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

The following financial statement has been audited and is attached hereto:

       1.  Report of Independent Accountants.
       2.  Statement of Assets and Liabilities as of _____________, 1996.
       3.  Notes to Financial Statement.




                              APPENDIX A

Commercial Paper Ratings
------------------------

   A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for commercial paper in which the Fund may invest:

   "A-1" - Issue's degree of safety regarding timely payment is strong.
Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

   "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

   Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper in which the Funds may invest:

   "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following capacities: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

   "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

   The three rating categories of Duff & Phelps for investment grade commercial paper are "Duff 1," "Duff 2" and "Duff 3." Duff & Phelps employs three designations, "Duff 1+," "Duff 1" and "Duff 1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper in which the Fund may invest:

   "Duff 1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

   "Duff 1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

   "Duff 1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

   "Duff 2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding need may enlarge total financing requirements, access to capital markets is good.

   Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The highest rating category of Fitch for short-term obligations is "F-1." Fitch employs two designations, "F-1+" and "F-1," within the highest category. The following summarizes the rating categories used by Fitch for short-term obligations in which the Funds may invest:

   "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

   "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

   Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by a bank holding company or an entity within the holding company structure. The following summarizes the ratings used by Thomson BankWatch in which the Fund may invest:

   "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

   "TBW-2" - this designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

   IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings in which the Fund may invest:

   "A1" - Obligations are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

   "A2" - Obligations are supported by a good capacity for timely repayment.


Corporate Long-Term Investment Grade Debt Ratings
-------------------------------------------------

STANDARD & POOR'S INVESTMENT GRADE DEBT RATINGS

   A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

   The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

   The ratings are based, in varying degrees, on the following considerations:

       1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

       2.  Nature of and provisions of the obligation.

       3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   AAA - Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

   AA - Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

   A - Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   BBB - Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

MOODY'S LONG-TERM INVESTMENT GRADE DEBT RATINGS

   Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

   A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

   Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   FITCH INVESTORS SERVICE, INC. INVESTMENT GRADE BOND RATINGS

   Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

   The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

   Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

   Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

   Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

   Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

   AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

   AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA.' Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated 'F-1+.'

   A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

   The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

   Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk. Moreover, the character of the risk factor varies from industry to industry and between corporate, health care and municipal obligations.

DUFF & PHELPS, INC. LONG-TERM INVESTMENT GRADE DEBT RATINGS

   These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

   Each rating also takes into account the legal form of the security (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

   The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary). Ratings of 'BBB-' and higher fall within the definition of investment grade securities, as defined by bank and insurance supervisory authorities.

RATING SCALE      DEFINITION
----------------------------------------------------------------------

AAA               Highest credit quality.  The risk factors are
                  negligible, being only slightly more than for risk-free U.S. Treasury debt.
----------------------------------------------------------------------

AA+               High credit quality.  Protection factors are
AA                strong.  Risk is modest, but may vary slightly from
AA-               time to time because of economic conditions.
----------------------------------------------------------------------

A+                Protection factors are average but adequate.
A                 However, risk factors are more variable and greater
A-                in periods of economic areas.
----------------------------------------------------------------------

BBB+              Below average protection factors, but still
BBB               considered sufficient for prudent investment.
BBB-              Considerable volatility in risk during economic
                  cycles.
----------------------------------------------------------------------


                                     PART C

                               OTHER INFORMATION


ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS
           ---------------------------------

     A. FINANCIAL STATEMENTS:

           (i)   Financial statements included in Part A of the Registration
                 Statement: None
           (ii)  Financial statements included in Part B of the Registration
                 Statement:
                    Statement of Net Assets.*
                    Report of Independent Auditors.*
           Schedules I, II, III, IV and V are omitted as the required information is not present.

     B. EXHIBITS

           1.    Registrant's Agreement and Declaration of Trust

           2.    Registrant's By-Laws

           3.    None.

           4.    None

       <F8>5.1   Investment Management Agreement - Garzarelli Affinity Equity
                 Fund.

       <F8>5.2   Sub-Advisory Agreement - Garzarelli Affinity Equity Fund.

       <F8>5.3   Investment Management Agreement - Garzarelli Balanced Fund.

       <F8>6.    Distribution Agreement by and between Registrant and Sunstone
                 Financial Group, Inc.

           7.    None.

       <F8>8.    Custodian Agreement by and between Registrant and UMB Bank,
                 N.A.

       <F8>9.1   Administration and Fund Accounting Agreement by and between
                 Registrant and Sunstone Financial Group, Inc.

       <F8>9.2   Transfer Agency Agreement by and between Registrant and
                 Sunstone Financial Group, Inc.

       <F8>10.   Legal Opinion of Vedder, Price, Kaufman & Kammholz.

       <F8>11.   Consent of Independent Accountants.

           12.   None.

       <F8>13.   Subscription Agreement.

       <F8>14.   Form of Individual Retirement Custodial Account Agreement and
                 Disclosure Statement.

       <F8>15.   Registrant's Service and Distribution Plan pursuant to Rule
                 12b-1 under the Investment Company Act of 1940.

           16.   Inapplicable.

           17.   None.

           18.   None.

---------------------------------------------------
<F8> To be filed with Pre-Effective Amendment No. 1.

ITEM 25.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
           -------------------------------------------------------------
     Registrant neither controls any person nor is under common control with any other person.


ITEM 26.   NUMBER OF HOLDERS OF SECURITIES.
           -------------------------------

                                        Number of Record
        Title of Class           Holders as of October 18, 1996
        --------------           ------------------------------

Garzarelli Affinity Equity Fund                0

    Garzarelli Balance Fund                    0


ITEM 27.   INDEMNIFICATION.
           ---------------

     Article V of Registrant's Declaration of Trust (Exhibit 1 hereto, which is incorporated by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17 (i) of the Investment Company Act of 1940 and its own terms, said Article of the Declaration of Trust does not protect any person against liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 28.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.
           ----------------------------------------------------

Garzarelli Investment Management LLC, Registrant's investment adviser, provides investment advisory services for individual and institutional investors. Set forth below is additional biographical information and a description of any company with which the officers and directors of Garzarelli Investment Management, LLC have been engaged at any time since June 1, 1994 in the capacity of director, officer, employee, partner or trustee: H. Steel Bokhof, Jr. is the President of Garzarelli Investment Management LLC and has acted as such since its incorporation in July 1995. Mr. Bokhof has also been general partner in the investment advisory firm of Graver, Bokhof, Goodwin and Sullivan, LP. since November 1989.


ITEM 29.   PRINCIPAL UNDERWRITERS
           ----------------------

     (a)Sunstone Financial Group, Inc. currently serves as distributor of the shares of The Northern Funds, The Haven Capital Management Trust, First Omaha Funds, Inc. and Van Wagoner Funds, Inc.

     (b)To the best of Registrant's knowledge, the executive officers of Sunstone Financial Group, Inc., distributor for Registrant, are as follows:

NAME AND PRINCIPAL       POSITIONS AND OFFICES WITH       POSITIONS AND OFFICES
BUSINESS ADDRESS         SUNSTONE FINANCIAL GROUP, INC.   WITH REGISTRANT
------------------       ------------------------------   ---------------------

Miriam M. Allison        President and Director           None
207 E. Buffalo Street
Suite 400
Milwaukee, WI  53202

Daniel S. Allison        Secretary and Director           None
207 E. Buffalo Street
Suite 400
Milwaukee, WI  53202

Mary M. Tenwinkel        Senior Vice President            None
207 E. Buffalo Street
Suite 400
Milwaukee, WI  53202

Therese A. Ladwig        Vice President                   None
207 E. Buffalo Street
Suite 400
Milwaukee, WI  53202

Randy M. Pavlick         Vice President                   None
207 E. Buffalo Street
Suite 400
Milwaukee, WI  53202

Anita M. Zagrodnik       Vice President                   None
207 E. Buffalo Street
Suite 400
Milwaukee, WI  53202

Fayez Akhras             Vice President                   None
207 E. Buffalo Street
Suite 400
Milwaukee, WI  53202

ITEM 30.   LOCATION OF ACCOUNTS AND RECORDS.
           --------------------------------

     All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the Registrant, at Registrant's corporate offices, except (1) records held and maintained by UMB Bank n.a relating to its functions as custodian and (2) records held and maintained by Sunstone Financial Group, Inc., 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin, 53202, relating to its functions as administrator, fund accountant, transfer agent and distributor.

ITEM 31.   MANAGEMENT SERVICES.
           -------------------

     All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

ITEM 32.   UNDERTAKINGS.
           ------------

     (a)Not applicable.

     (b)The Registrant undertakes to file a Post-Effective Amendment using financial statements of Registrant, which need not be certified, within four to six months from the effective date of the Registration Statement.

     (c)The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on the 25th day of October, 1996.


                         THE GARZARELLI FUNDS
                         (Registrant)

                         By: /s/ H. Steel Bokhof, Jr.
                             ------------------------


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-1A has been signed below by the following person in the capacities and on the date indicated.

Name                                Title                        Date
----                                -----                        ----


/s/ H. Steel Bokhof, Jr.     President; Trustee             October 25, 1996
    --------------------     (principal executive
                             officer; principal financial
                             and accounting officer)



                                 EXHIBIT INDEX

           1.    Registrant's Agreement and Declaration of Trust

           2.    Registrant's By-Laws

           3.    None.

           4.    None.

      <F9> 5.1   Investment Management Agreement - Garzarelli Affinity Equity
                 Fund.

      <F9> 5.2   Sub-Advisory Agreement - Garzarelli Affinity Equity Fund.

      <F9> 5.3   Investment Management Agreement - Garzarelli Balance Fund.

      <F9> 6.    Distribution Agreement by and between Registrant and Sunstone
                 Financial Group, Inc.

           7.    None.

      <F9> 8.    Custodian Agreement by and between Registrant and UMB Bank,
                 N.A.

      <F9> 9.1   Administration and Fund Accounting Agreement by and between
                 Registrant and Sunstone Financial Group, Inc.

      <F9> 9.2   Transfer Agency Agreement by and between Registrant and
                 Sunstone Financial Group, Inc.

      <F9>10.    Legal Opinion of Vedder, Price, Kaufman & Kammholz.

      <F9>11.    Consent of Independent Accountants.

          12.    None.

      <F9>13.    Subscription Agreement.

      <F9>14.    Form of Individual Retirement Custodial Account Agreement and
                 Disclosure Statement.

      <F9>15.    Registrant's Service and Distribution Plan pursuant to Rule
                 12b-1 under the Investment Company Act of 1940.

          16.    Inapplicable.

          17.    None.

          18.    None.

---------------------------------------------------
<F9> To be filed with Pre-Effective Amendment No. 1








                      DECLARATION OF TRUST

                               OF

                      THE GARZARELLI FUNDS
                    A Delaware Business Trust


                         October 1, 1996




                      DECLARATION OF TRUST
                               OF
                      THE GARZARELLI FUNDS


                        TABLE OF CONTENTS
                        -----------------

                                                                           Page
                                                                           ----
ARTICLE I

The Trust .................................................................  1

     1.1  Name.............................................................  1
     1.2  Trust Purpose....................................................  1
     1.3  Definitions......................................................  2

ARTICLE II

Trustees .................................................................   3

     2.1  Number and Qualification.........................................  3
     2.2  Term and Election................................................  4
     2.3  Resignation and Removal..........................................  4
     2.4  Vacancies........................................................  4
     2.5  Meetings.........................................................  5
     2.6  Officers; Chairperson of the Board...............................  6
     2.7  By-Laws..........................................................  6

ARTICLE III

Powers of Trustees.........................................................  6

     3.1  General..........................................................  6
     3.2  Investments......................................................  6
     3.3  Legal Title......................................................  7
     3.4  Sale of Interests................................................  7
     3.5  Borrow Money.....................................................  7
     3.6  Delegation; Committee............................................  8
     3.7  Collection and Payment...........................................  8
     3.8  Expenses.........................................................  8
     3.9  Miscellaneous Powers.............................................  8
     3.10 Further Powers...................................................  9

ARTICLE IV

Investment Advisory, Administrative, and Placement Agent Services..........  9

     4.1  Investment Advisory and Other Services...........................  9
     4.2  Parties to Contract..............................................  9

ARTICLE V

Limitations of Liability................................................... 10

     5.1  No Personal Liability of Trustees, Officers, Employees or Agents. 10
     5.2  Indemnification of Trustees, Officers, Employees and Agents...... 10
     5.3  Liability of Holders; Indemnification............................ 11
     5.4  No Bond Required of Trustees..................................... 11
     5.5  No Duty of Investigation; Notice in Trust Instruments, Etc....... 11
     5.6  Reliance on Experts, Etc......................................... 12
     5.7  Assent to Declaration............................................ 12

ARTICLE VI

Interests in the Trust..................................................... 12

     6.1  General Characteristics.......................................... 12
     6.2  Establishment of Series of Interests............................. 13
     6.3  Establishment of Classes......................................... 13
     6.4  Assets of Series................................................. 14
     6.5  Liabilities of Series............................................ 14
     6.6  Dividends and Distributions...................................... 15
     6.7  Voting Rights.................................................... 15
     6.8  Record Dates..................................................... 16
     6.9  Transfer......................................................... 16
     6.10 Equality......................................................... 16
     6.11 Fractions........................................................ 16
     6.12 Class Differences................................................ 16
     6.13 Conversion of Interests.......................................... 16
     6.14 Investments in the Trust......................................... 17
     6.15 Trustees and Officers as Holders................................. 17
     6.16 No Preemptive Rights; Derivative Suits........................... 17
     6.17 No Appraisal Rights.............................................. 17
     6.18 Status of Interests and Limitation of Personal Liability......... 17

ARTICLE VII

Purchases and Redemptions.................................................. 18

     7.1  Purchases........................................................ 18
     7.2  Redemption by Holder............................................. 18
     7.3  Redemption by Trust.............................................. 18
     7.4  Net Asset Value.................................................. 18

ARTICLE VIII

Holders .................................................................   19

     8.1  Rights of Holders................................................ 19
     8.2  Register of Interests............................................ 19
     8.3  Notices.......................................................... 20
     8.4  Meetings of Holders.............................................. 20
     8.5  Notice of Meetings............................................... 20
     8.6  Record Date...................................................... 20
     8.7  Proxies, Etc..................................................... 21
     8.8  Reports.......................................................... 21
     8.9  Inspection of Records............................................ 21
     8.10 Voting Powers.................................................... 21
     8.11 Holder Action by Written Consent................................. 22
     8.12 Holder Communications............................................ 22

ARTICLE IX

Duration; Termination of Trust; Amendment; Mergers; Etc.................... 23

     9.1  Duration......................................................... 23
     9.2  Termination of Trust............................................. 23
     9.3  Amendment Procedure.............................................. 24
     9.4  Merger, Consolidation and Sale of Assets......................... 24
     9.5  Incorporation.................................................... 25

ARTICLE X

Miscellaneous.............................................................. 25

     10.1 Certificate of Designation; Agent for Service of Process......... 25
     10.2 Governing Law.................................................... 25
     10.3 Counterparts..................................................... 26
     10.4 Reliance by Third Parties........................................ 26
     10.5 Provisions in Conflict With Law or Regulations................... 26
     10.6 Trust Only....................................................... 26
     10.7 Withholding...................................................... 27
     10.8 Headings and Construction........................................ 27




                              DECLARATION OF TRUST

                                       OF

                              THE GARZARELLI FUNDS


          This DECLARATION OF TRUST OF THE GARZARELLI FUNDS is made on the 1st day of October, 1996 by the party signatory hereto, as Trustee.

          WHEREAS, the Trustee desires to form a business trust under the law of Delaware for the investment and reinvestment of its assets; and

          WHEREAS, it is proposed that the Trust assets be composed of cash, securities and other assets contributed to the Trust by the Holders of Interests in the Trust entitled to ownership rights in the Trust;

          NOW, THEREFORE, the Trustee hereby declares that the Trustees will hold in trust all cash, securities and other assets which they may from time to time acquire in any manner as Trustees hereunder, and manage and dispose of the same for the benefit of the Holders of Interests in the Trust, and subject to the following terms and conditions.


                            ARTICLE I

                            The Trust
                            ---------

          1.1 NAME. The name of the Trust created hereby (the "Trust") shall be "THE GARZARELLI FUNDS," and so far as may be practicable the Trustees shall conduct the Trust's activities, execute all documents and sue or be sued under that name, which name (and the word "Trust" wherever hereinafter used) shall not refer to the Trustees in their individual capacities or to the officers, agents, employees or Holders of Interest in the Trust. However, should the Trustees determine that the use of the name of the Trust is not advisable, they may select such other name for the Trust as they deem proper and the Trust may hold its property and conduct its activities under such other name. Any name change shall become effective upon the execution by a majority of the then Trustees of an instrument setting forth the new name and the filing of a certificate of amendment pursuant to Section 3810(b) of the DBTA. Any such instrument shall not require the approval of the Holders of Interests in the Trust, but shall have the status of an amendment to this Declaration.

          1.2 TRUST PURPOSE. The purpose of the Trust is to conduct, operate and carry on the business of an open-end management investment company registered under the 1940 Act. In furtherance of the foregoing, it shall be the purpose of the Trust to do everything necessary, suitable, convenient or proper for the conduct, promotion and attainment of any businesses and purposes which at any time may be incidental or may appear conducive or expedient for the accomplishment of the business of an open-end management investment company registered under the 1940 Act and which may be engaged in or carried on by a trust organized under the DBTA, and in connection therewith, the Trust shall have and may exercise all of the powers conferred by the laws of the State of Delaware upon a Delaware business trust.

          1.3 DEFINITIONS. As used in this Declaration, the following terms shall have the following meanings:

               (a) "1940 Act" shall mean the Investment Company Act of 1940, as amended from time to time, and the rules and regulations thereunder, as adopted or amended from time to time.

               (b) "Affiliated Person," "Assignment" and "Interested Person" shall have the meanings given such terms in the 1940 Act.

               (c) "Administrator" shall mean any party furnishing services to the Trust pursuant to any administrative services contract described in Section 4.1.

               (d) "By-Laws" shall mean the By-Laws of the Trust as amended from time to time.

               (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder, as adopted or amended from time to time.

               (f)  "Commission" shall mean the Securities and Exchange
Commission.

               (g) "Declaration" shall mean this Declaration of Trust, as amended from time to time. References in this Declaration to "Declaration," "hereof," "herein" and "hereunder" shall be deemed to refer to the Declaration rather than the article or section in which such words appear. This Declaration shall, together with the By-Laws, constitute the governing instrument of the Trust under the DBTA.

               (h) "DBTA" shall mean the Delaware Business Trust Act, Delaware Code Annotated Title 12, Sections 3801, et seq., as amended from time to time.


               (i) "Fiscal Year" shall mean an annual period as determined by the Trustees unless otherwise provided by the Code or applicable regulations.

               (j) "Holders" shall mean as of any particular time any or all holders of record of Interests in the Trust or in Trust Property, as the case may be, at such time.

               (k) "Interest" shall mean a Holder's units of interest into which the beneficial interest in the Trust and each series and class of the Trust shall be divided from time to time.

               (l) "Investment Adviser" shall mean any party furnishing services to the Trust pursuant to any investment advisory contract described in
Section 4.1 hereof.

               (m) "Majority Interests Vote" shall mean the vote, at a meeting of the Holders of Interests, of the lesser of (i) 67% or more of the Interests present or represented at such meeting, provided the Holders of more than 50% of the Interests are present or represented by proxy or (ii) more than 50% of the Interests.

               (n) "Person" shall mean and include an individual, corporation, partnership, trust, association, joint venture and other entity, whether or not a legal entity, and a government and agencies and political subdivisions thereof.

               (o) "Registration Statement" as of any particular time shall mean the Registration Statement of the Trust which is effective at such time under the 1940 Act.

               (p) "Trust Property" shall mean as of any particular time any and all property, real or personal, tangible or intangible, which at such time is owned or held by or for the account of the Trust or the Trustees or any series of the Trust established in accordance with Section 6.2.

               (q) "Trustees" shall mean such persons who are indemnified as trustees of the Trust on the signature page of this Declaration, so long as they shall continue in office in accordance with the terms of this Declaration of Trust, and all other persons who at the time in question have been duly elected or appointed as trustees in accordance with the provisions of this Declaration of Trust and are then in office, in their capacity as trustees hereunder.


                           ARTICLE II

                            Trustees
                            --------

          2.1 NUMBER AND QUALIFICATION. The number of Trustees shall initially be one and shall thereafter be fixed from time to time by written instrument signed by a majority of the Trustees so fixed, then in office, provided, however, that the number of Trustees shall in no event be less than one. A Trustee shall be an individual at least 21 years of age who is not under a legal disability.

               (a) Any vacancy created by an increase in Trustees shall be filled by the appointment or election of an individual having the qualifications described in this Article as provided in Section 2.4. Any such appointment shall not become effective, however, until the individual appointed or elected shall have accepted in writing such appointment or election and agreed in writing to be bound by the terms of the Declaration. No reduction in the number of Trustees shall have the effect of removing any Trustee from office.

               (b) Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in Section 2.4 hereof, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration.

          2.2 TERM AND ELECTION. Each Trustee named herein, or elected or appointed prior to the first meeting of the Holders, shall (except in the event of resignations or removals or vacancies pursuant to Section 2.3 or 2.4 hereof) hold office until his or her successor has been elected at such meeting and has qualified to serve as Trustee. Beginning with the Trustees elected at the first meeting of Holders, each Trustee shall hold office during the lifetime of this Trust and until its termination as hereinafter provided unless such Trustee resigns or is removed as provided in Section 2.3 below or his term expires pursuant to Section 2.4 hereof.

          2.3 RESIGNATION AND REMOVAL. Any Trustee may resign (without need for prior or subsequent accounting) by an instrument in writing signed by him or her and delivered or mailed to the Chairperson, if any, the President or the Secretary and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument.

               (a) Any of the Trustees may be removed with or without cause by the affirmative vote of the Holders of two-thirds (2/3) of the Interests or (provided the aggregate number of Trustees, after such removal and after giving effect to any appointment made to fill the vacancy created by such removal, shall not be less than the number required by Section 2.1 hereof) with cause, by the action of two-thirds (2/3) of the remaining Trustees, or without cause, by the action of eighty percent (80%) of the remaining Trustees. Removal with cause shall include, but not be limited to, the removal of a Trustee due to physical or mental incapacity.

               (b) Upon the resignation or removal of a Trustee, or his or her otherwise ceasing to be a Trustee, he or she shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning or removed Trustee. Upon the death of any Trustee or upon removal or resignation due to any Trustee's incapacity to serve as trustee, his or her legal representative shall execute and deliver on his or her behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

          2.4 VACANCIES. The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the earliest to occur of the following: the Trustee's attainment of age 72, the Trustee's death, resignation, adjudicated incompetence or other incapacity to perform the duties of the office, or the removal of the Trustee. A vacancy shall also occur in the event of an increase in the number of Trustees as provided in Section 2.1. No such vacancy shall operate to annul this Declaration or to revoke any existing trust created pursuant to the terms of this Declaration. In the case of a vacancy, the Holders of a plurality of the Interests entitled to vote, acting at any meeting of the Holders held in accordance with Article VIII hereof, or, to the extent permitted by the 1940 Act, a majority vote of the Trustees continuing in office acting by written instrument or instruments, may fill such vacancy, and any Trustee so elected by the Trustees or the Holders shall hold office as provided in this Declaration. There shall be no cumulative voting by the Holders in the election of Trustees.

          2.5 MEETINGS. Meetings of the Trustees shall be held from time to time within or without the State of Delaware upon the call of the Chairperson, if any, the President, the Chief Operating Officer, the Secretary, an Assistant Secretary or any two Trustees.

               (a) Regular meetings of the Trustees may be held without call or notice at a time and place fixed by the By-Laws or by resolution of the Trustees. Notice of any other meeting shall be given not later than 72 hours preceding the meeting by United States mail or by electronic transmission to each Trustee at his or her business address as set forth in the records of the Trust or otherwise given personally not less than 24 hours before the meeting but may be waived in writing by any Trustee either before or after such meeting. The attendance of a Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Trustee attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been lawfully called or convened.

               (b) A quorum for all meetings of the Trustees shall be one-third of the total number of Trustees, but (except at such time as there is only one Trustee) no less than two Trustees. Unless provided otherwise in this Declaration, any action of the Trustees may be taken at a meeting by vote of a majority of the Trustees present (a quorum being present) or without a meeting by written consent of a majority of the Trustees, which written consent shall be filed with the minutes of proceedings of the Trustees or any such committee. If there be less than a quorum present at any meeting of the Trustees, a majority of those present may adjourn the meeting until a quorum shall have been obtained.

               (c) Any committee of the Trustees, including an executive committee, if any, may act with or without a meeting. A quorum for all meetings of any such committee shall be two or more of the members thereof, unless the Board shall provide otherwise. Unless provided otherwise in this Declaration, any action of any such committee may be taken at a meeting by vote of a majority of the members present (a quorum being present) or without a meeting by written consent of a majority of the members, which written consent shall be filed with the minutes of proceedings of the Trustees or any such committee.

               (d) With respect to actions of the Trustees and any committee of the Trustees, Trustees who are Interested Persons of the Trust or are otherwise interested in any action to be taken may be counted for quorum purposes under this Section 2.5 and shall be entitled to vote to the extent permitted by the 1940 Act.

               (e) All or any one or more Trustees may participate in a meeting of the Trustees or any committee thereof by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to such communications system shall constitute presence in person at such meeting, unless the 1940 Act specifically requires the Trustees to act "in person," in which case such term shall be construed consistent with Commission or staff releases or interpretations.

          2.6 OFFICERS; CHAIRPERSON OF THE BOARD. The Trustees shall, from time to time, elect officers of the Trust, including a President, a Secretary and a Treasurer. The Trustees shall elect or appoint, from time to time, a Trustee to act as Chairperson of the Board who shall preside at all meetings of the Trustees and carry out such other duties as the Trustees shall designate. The Trustees may elect or appoint or authorize the President to appoint such other officers or agents with such powers as the Trustees may deem to be advisable. The President, Secretary and Treasurer may, but need not, be a Trustee. The Chairperson of the Board and such officers of the Trust shall serve in such capacity for such time and with such authority as the Trustees may, in their discretion, so designate or as provided for in the By-Laws.

          2.7 BY-LAWS. The Trustees may adopt and, from time to time, amend or repeal the By-Laws for the conduct of the business of the Trust not inconsistent with this Declaration, and such By-Laws are hereby incorporated in this Declaration by reference thereto.

                           ARTICLE III

                       Powers of Trustees
                       ------------------

          3.1 GENERAL. The Trustees shall have exclusive and absolute control over management of the business and affairs of the Trust, but with such powers of delegation as may be permitted by this Declaration and the DBTA. The Trustees may perform such acts as in their sole discretion are proper for conducting the business and affairs of the Trust. The enumeration of any specific power herein shall not be construed as limiting the aforesaid power. Such powers of the Trustee may be exercised without order of, or recourse to, any court.

          3.2  INVESTMENTS.  The Trustees shall have power to:

               (a) conduct, operate and carry on the business of an investment company; and

               (b) subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, pledge, sell, assign, transfer, exchange, distribute or otherwise deal in or dispose of United States and foreign currencies and related instruments including forward contracts, and securities, including common and preferred stock, warrants, bonds, debentures, time notes and all other evidences of indebtedness, negotiable or non-negotiable instruments, obligations, certificates of deposit or indebtedness, commercial paper, repurchase agreements, reverse repurchase agreements, convertible securities, forward contracts, options, futures contracts, and other securities, including, without limitation, those issued, guaranteed or sponsored by any state, territory or possession of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or by the United States Government, any foreign government, or any agency, instrumentality or political subdivision of the United States Government or any foreign government, or international instrumentalities, or by any bank, savings institution, corporation or other business entity organized under the laws of the United States or under foreign laws; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more persons, firms, associations, or corporations to exercise any of said rights, powers and privileges in respect of any of said instruments; and the Trustees shall be deemed to have the foregoing powers with respect to any additional securities in which the Trustees may determine to invest.

          The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

          3.3 LEGAL TITLE. Legal title to all the Trust Property shall be vested in the Trust as a separate legal entity under the DBTA, except that the Trustees shall have the power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees or in the name of any other Person on behalf of the Trust on such terms as the Trustees may determine.

          In the event that title to any part of the Trust Property is vested in one or more Trustees, the right, title and interest of the Trustees in the Trust Property shall vest automatically in each person who may hereafter become a Trustee upon his or her due election and qualification. Upon the resignation, removal or death of a Trustee he or she shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. To the extent permitted by law, such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

          3.4 SALE OF INTERESTS. Subject to the more detailed provisions set forth in Article VII, the Trustees shall have the power to permit persons to purchase Interests and to add or reduce, in whole or in part, their Interest in the Trust.

          3.5 BORROW MONEY. The Trustees shall have power to borrow money or otherwise obtain credit and to secure the same by mortgaging, pledging or otherwise subjecting as security the assets of the Trust, including the lending of portfolio securities, and to endorse, guarantee or undertake the performance of any obligation, contract or engagement of any other person, firm, association or corporation.

          3.6 DELEGATION; COMMITTEE. The Trustees shall have the power, consistent with their continuing exclusive authority over the management of the Trust and the Trust Property, to delegate from time to time to such of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments, either in the name of the Trust or the names of the Trustees or otherwise, as the Trustees may deem expedient.

          3.7 COLLECTION AND PAYMENT. The Trustees shall have the power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

          3.8 EXPENSES. The Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees and Trustees.
The Trustees may pay themselves such compensation for special services, including legal and brokerage services, as they in good faith may deem reasonable (subject to any limitations in the 1940 Act), and reimbursement for expenses reasonably incurred by themselves on behalf of the Trust. There shall be no retirement compensation plan for the Trustees; provided, however, that the Trustees may adopt a deferred compensation plan consistent with industry and regulatory standards.

          3.9 MISCELLANEOUS POWERS. The Trustees shall have the power to: (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust and terminate such employees or contractual relationships as they consider appropriate; (b) enter into joint ventures, partnerships and any other combinations or associations; (c) purchase, and pay for out of Trust Property, insurance policies (including, but not limited to, fidelity bonding and errors and omission policies) insuring the Investment Adviser, Administrator, distributor, Holders, Trustees, officers, employees, agents, or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not the Trust would have the power to indemnify such Person against liability; (d) establish pension, profit-sharing and other retirement, incentive and benefit plans for any officers, employees and agents of the Trust; (e) to the extent permitted by law, indemnify any Person with whom the Trust has dealings, including the Investment Adviser, Administrator, distributor, Holders, Trustees, officers, employees, agents or independent contractors of the Trust, to such extent as the Trustees shall determine; (f) guarantee indebtedness or contractual obligations of others; (g) determine and change the Fiscal Year of the Trust and the method by which its accounts shall be kept; and (h) adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

          3.10 FURTHER POWERS. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices, whether within or without the State of Delaware, in any and all states of the United States of America, in the District of Columbia, in any foreign countries, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign countries, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive and shall be binding upon the Trust and the Holders, past, present and future. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees. The Trustees shall not be required to obtain any court order to deal with Trust Property.

                           ARTICLE IV

              Investment Advisory, Administrative,
                  and Placement Agent Services
              ------------------------------------

          4.1 INVESTMENT ADVISORY AND OTHER. The Trustees may in their discretion, from time to time, enter into contracts or agreements for investment advisory services, administrative services (including transfer and dividend disbursing agency services), distribution services, fiduciary (including custodian) services, placement agent services, Holder servicing and distribution services, or other services, whereby the other party to such contract or agreement shall undertake to furnish the Trustees such services as the Trustees shall, from time to time, consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any other provisions of this Declaration to the contrary, the Trustees may authorize any Investment Adviser (subject to such general or specific instructions as the Trustees may, from time to time, adopt) to effect purchases, sales, loans or exchanges of Trust Property on behalf of the Trustees or may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of any such Investment Adviser (all without further action by the Trustees). Any such purchases, sales, loans or exchanges shall be binding upon the Trust.

          4.2 PARTIES TO CONTRACT. Any contract or agreement of the character described in Section 4.1 of this Article IV or in the By-Laws of the Trust may be entered into with any Person, although one or more of the Trustees or officers of the Trust or any Holder may be an officer, director, trustee, shareholder, or member of such other party to the contract or agreement, and no such contract or agreement shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of such contract or agreement or held accountable for any profit realized directly or indirectly therefrom, provided that the contract or agreement when entered into was reasonable and fair and not inconsistent with the provisions of this Article IV or the By-Laws. Any Trustee or officer of the Trust or any Holder may be the other party to contracts or agreements entered into pursuant to Section 4.1 hereof or the By-Laws of the Trust, and any Trustee or officer of the Trust or any Holder may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts or agreements mentioned in this Section 4.2.


                            ARTICLE V

                    Limitations of Liability
                    ------------------------

          5.1 NO PERSONAL LIABILITY OF TRUSTEES, OFFICERS, EMPLOYEES OR AGENTS. No Trustee, officer, employee or agent of the Trust when acting in such capacity shall be subject to any personal liability whatsoever, in his or her individual capacity, to any Person, other than the Trust or its Holders, in connection with Trust Property or the affairs of the Trust; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature against a Trustee, officer, employee or agent of the Trust arising in connection with the affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, Holders of Interests therein, or to any Trustee, officer, employee, or agent thereof for any action or failure to act (including, without limitation, the failure to compel in any way any former or acting Trustee to redress any breach of trust), except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

          5.2 INDEMNIFICATION OF TRUSTEES, OFFICERS, EMPLOYEES AND AGENTS. The Trust shall indemnify each of its Trustees, officers, employees, and agents (including Persons who serve at its request as directors, officers or trustees of another organization in which it has any interest, as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he or she may be involved or with which he or she may be threatened, while in office or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties; provided, however, that as to any matter disposed of by a compromise payment by such Person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct or by a reasonable determination, based upon a review of the facts, that such Person was not liable by reason of such conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) a written opinion from independent legal counsel approved by the Trustees. The rights accruing to any Person under these provisions shall not exclude any other right to which he or she may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he or she may be otherwise entitled except out of the Trust Property. The Trustees may make advance payments in connection with indemnification under this Section 5.2, provided that the indemnified Person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he or she is not entitled to such indemnification.

          5.3 LIABILITY OF HOLDERS; INDEMNIFICATION. The Trust shall indemnify and hold each Holder harmless from and against any claim or liability to which such Holder may become subject solely by reason of his or her being or having been a Holder and not because of such Holder's acts or omissions or for some other reason, and shall reimburse such Holder for all legal and other expenses reasonably incurred by him or her in connection with any such claim or liability (upon proper and timely request by the Holder); provided, however, that no Holder shall be entitled to indemnification by any series established in accordance with Section 8.8 unless such Holder is a Holder of Interests of such series. The rights accruing to a Holder under this Section 5.3 shall not exclude any other right to which such Holder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Holder in any appropriate situation even though not specifically provided herein.

          5.4 NO BOND REQUIRED OF TRUSTEES. No Trustee shall, as such, be obligated to give any bond or surety or other security for the performance of any of his or her duties hereunder.

          5.5 NO DUTY OF INVESTIGATION; NOTICE IN TRUST INSTRUMENTS, ETC. No purchaser, lender, or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate or other interest or undertaking of the Trust, and every other act or thing whatsoever executed in connection with the Trust, shall be conclusively relied upon as having been executed or done by the executors thereof only in their capacities as Trustees, officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate or other interest or undertaking of the Trust made by the Trustees or by any officer, employee or agent of the Trust, in his or her capacity as such, shall contain an appropriate recital to the effect that the Trustee, officer, employee or agent of the Trust shall not personally be bound by or liable thereunder, nor shall resort be had to their private property or the private property of the Holders for the satisfaction of any obligation or claim thereunder, and appropriate references shall be made therein to the Declaration, and may contain any further recital which they may deem appropriate, but the omission of such recital shall not operate to impose personal liability on any of the Trustees, officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, Holders, Trustees, officers, employees and agents in such amount as the Trustees shall deem advisable.

          5.6 RELIANCE ON EXPERTS, ETC. Each Trustee and officer or employee of the Trust shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by any Investment Adviser, Administrator, accountant, appraiser or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

          5.7 ASSENT TO DECLARATION. Every Holder, by virtue of having become a Holder in accordance with the terms of this Declaration, shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto.

                           ARTICLE VI

                     Interests in the Trust
                     ----------------------

          6.1 GENERAL CHARACTERISTICS. (a) The Trustees shall have the power and authority, without Holder approval, to issue Interests in one or more series from time to time as they deem necessary or desirable. Each series shall be separate from all other series in respect to the assets and liabilities allocated to that series and shall represent a separate investment portfolio of the Trust. The Trustees shall have exclusive power, without Holder approval, to establish and designate such separate and distinct series, as set forth in
Section 6.2, and to fix and determine the relative rights and preferences as between the Interests of the separate series as to right of redemption, special and relative rights as to dividends and other distributions and on liquidation, conversion rights, and conditions under which the series shall have separate voting rights or no voting rights.

               (b) The Trustees may, without Holder approval, divide Interests of any series into two or more classes, Interests of each such class having such preferences and special or relative rights and privileges (including conversion rights, if any) as the Trustees may determine as provided in Section 6.3. The fact that a series shall have been initially established and designated without any specific establishment or designation of classes, shall not limit the authority of the Trustees to divide a series and establish and designate separate classes thereof.

               (c) The number of Interests authorized shall be unlimited, and the Interests so authorized may be represented in part by fractional Interests. From time to time, the Trustees may divide or combine the Interests of any series or class into a greater or lesser number without thereby changing the proportionate beneficial interests in the series or class. The Trustees may issue Interests of any series or class thereof for such consideration and on such terms as they may determine (or for no consideration if pursuant to an Interest dividend or split-up), all without action or approval of the Holders. All Interests when so issued on the terms determined by the Trustees shall be fully paid and non-assessable. The Trustees may classify or reclassify any unissued Interests or any Interests previously issued and reacquired of any series or class thereof into one or more series or classes thereof that may be established and designated from time to time. The Trustees may hold as treasury Interests, reissue for such consideration and on such terms as they may determine, or cancel, at their discretion from time to time, any Interests of any series or class thereof reacquired by the Trust.

          6.2 ESTABLISHMENT OF SERIES OF INTERESTS. (a) Without limiting the authority of the Trustees set forth in Section 6.2(b) to establish and designate any further series, the Trustees hereby establish and designate two series, as follows:

                 Garzarelli Affinity Equity Fund
                    Garzarelli Balanced Fund

          The provisions of this Article VI shall be applicable to the above designated series and any further series that may from time to time be established and designated by the Trustees as provided in Section 6.2(b).

               (b) The establishment and designation of any series of Interests other than the two set forth above shall be effective upon the execution, by a majority of the Trustees, of an instrument setting forth such establishment and designation and the relative rights and preferences of such series, or as otherwise provided in such instrument. At any time that there are no Interests outstanding of any particular series previously established and designated, the Trustees may by an instrument executed by a majority of their number abolish that series and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment of this Declaration.

               (c) Section 9.2 of this Declaration of Trust shall apply also with respect to each such series as if such series were a separate trust.

          6.3 ESTABLISHMENT OF CLASSES. (a) The division of any series into two or more classes and the establishment and designation of such classes shall be effective upon the execution by a majority of the Trustees of an instrument setting forth such division, and the establishment, designation, and relative rights and preferences of such classes, or as otherwise provided in such instrument. The relative rights and preferences of the classes of any series may differ in such respects as the Trustees may determine to be appropriate, provided that such differences are set forth in the aforementioned instrument. At any time that there are no Interests outstanding of any particular class previously established and designated, the Trustees may by an instrument executed by a majority of their number abolish that class and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.

               (b) Section 9.2 of this Declaration of Trust shall apply also with respect to each such class as if such class were a separate trust.

          6.4 ASSETS OF SERIES. All consideration received by the Trust for the issue or sale of Interests of a particular series together with all Trust Property in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors of such series and except as may otherwise be required by applicable tax laws, and shall be so recorded upon the books of account of the Trust. Separate and distinct records shall be maintained for each series and the assets associated with a series shall be held and accounted for separately from the other assets of the Trust, or any other series. In the event that there is any Trust Property, or any income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the Holders of all Interests for all purposes.

          6.5  LIABILITIES OF SERIES.   (a)  The Trust Property belonging to
each particular series shall be charged with the liabilities of the Trust in respect to that series and all expenses, costs, charges and reserves attributable to that series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular series shall be allocated and charged by the Trustees to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Holders of all Interests for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital, and each such determination and allocation shall be conclusive and binding upon the Holders.

               (b) Without limitation of the foregoing provisions of this Section, but subject to the right of the Trustees in their discretion to allocate general liabilities, expenses, costs, charges or reserves as herein provided, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets of such series only, and not against the assets of any other series. Notice of this limitation on interseries liabilities shall be set forth in the certificate of trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the DBTA, and upon the giving of such notice in the certificate of trust, the statutory provisions of Section 3804 of the DBTA relating to limitations on interseries liabilities (and the statutory effect under Section 3804 of setting forth such notice in the certificate of trust) shall become applicable to the Trust and each series. Every note, bond, contract or other undertaking issued by or on behalf of a particular series shall include a recitation limiting the obligation represented thereby to that series and its assets.

          6.6  DIVIDENDS AND DISTRIBUTIONS.   (a) Dividends and distributions on
Interests of a particular series or any class thereof may be paid with such frequency as the Trustees may determine, which may be daily or otherwise, pursuant to a standing resolution or a resolution adopted only once or with such frequency as the Trustees may determine, to the Holders of Interests in that series or class, from such of the income and capital gains, accrued or realized, from the Trust Property belonging to that series, or in the case of a class, belonging to that series and allocable to that class, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that series. All dividends and distributions on Interests in a particular series or class thereof shall be distributed pro rata to the Holders of Interests in that series or class in proportion to the total outstanding Interests in that series or class held by such Holders at the date and time of record established for the payment of such dividends or distribution, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any series or class. Such dividends and distributions may be made in cash or Interests of that series or class or a combination thereof as determined by the Trustees or pursuant to any program that the Trustees may have in effect at the time for the election by each Holder of the mode of the paying
of such dividend or distribution to that Holder.   Any such dividend or
distribution paid in Interests will be paid at the net asset value thereof as determined in accordance with Section 7.4.

               (b) The Interests in a series or a class of the Trust shall represent beneficial interests in the Trust Property belonging to such series or in the case of a class, belonging to such series and allocable to such class. Each Holder of Interests in a series or a class shall be entitled to receive its pro rata share of distributions of income and capital gains made with respect to such series or such class. Upon reduction or withdrawal of its Interests or indemnification for liabilities incurred by reason of being or having been a Holder of Interests in a series or a class, such Holder shall be paid solely out of the funds and property of such series or in the case of a class, the funds and property of such series and allocable to such class of the Trust. Upon liquidation or termination of a series or class of the Trust, Holders of Interests in such series or class shall be entitled to receive a pro rata share of the Trust Property belonging to such series or in the case of a class, belonging to such series and allocable to such class.

          6.7 VOTING RIGHTS. Notwithstanding any other provision hereof, on each matter submitted to a vote of the Holders, each Holder shall be entitled to one vote for each whole Interest standing in his name on the books of the Trust, and each fractional Interest shall be entitled to a proportionate fractional vote, irrespective of the series thereof or class thereof, and all Interests of all series and classes thereof shall vote together as a single class; provided, however, that (a) as to any matter with respect to which a separate vote of one or more series or classes thereof is permitted or required by the 1940 Act or the provisions of the instrument establishing and designating the series or class, such requirements as to a separate vote by such series or class thereof shall apply in lieu of all Interests of all series and classes thereof voting together; and (b) as to any matter which affects only the interests of one or more particular series or classes thereof, only the Holders of the one or more affected series or classes shall be entitled to vote, and each such series or class shall vote as a separate series or class.

          6.8 RECORD DATES. The Trustees may from time to time close the transfer books or establish record dates and times for the purposes of determining the Holders entitled to be treated as such, to the extent provided or referred to in Section 8.6.

          6.9 TRANSFER. All Interests of each particular series or class thereof shall be transferable, but transfers of Interests of a particular series or class thereof will be recorded on the Interest transfer records of the Trust applicable to that series or class only at such times as Holders shall have the right to require the Trust to redeem Interests of that series or class and at such other times as may be permitted by the Trustees.

          6.10 EQUALITY. Except as provided herein or in the instrument designating and establishing any class or series, all Interests of each particular series or class thereof shall represent an equal proportionate interest in the assets belonging to that series, or in the case of a class, belonging to that series and allocable to that class, subject to the liabilities belonging to that series, and each Interest of any particular series or class shall be equal to each other Interest of that series or class; but the provisions of this sentence shall not restrict any distinctions permissible under Section 6.6 that may exist with respect to dividends and distributions on Interests of the same series or class. The Trustees may from time to time divide or combine the Interests of any particular series or class into a greater or lesser number of Interests of that series or class without thereby changing the proportionate beneficial interest in the assets belonging to that series or class or in any way affecting the rights or Interests of any other series or class.

          6.11 FRACTIONS. Any fractional Interest of any series or class, if any such fractional Interest is outstanding, shall carry proportionately all the rights and obligations of a whole Interest of that series or class, including rights and obligations with respect to voting, receipt of dividends and distributions, redemption of Interests, and liquidation of the Trust.

          6.12 CLASS DIFFERENCES. Subject to Section 6.3, the relative rights and preferences of the classes of any series may differ in such other respects as the Trustees may determine to be appropriate in their sole discretion, provided that such differences are set forth in the instrument establishing and designating such classes and executed by a majority of the Trustees.

          6.13 CONVERSION OF INTERESTS. Subject to compliance with the requirements of the 1940 Act, the Trustees shall have the authority to provide that Holders of Interests of any series shall have the right to convert said Interests into one or more other series in accordance with such requirements and procedures as may be established by the Trustees. The Trustees shall also have the authority to provide that Holders of Interests of any class of a particular series shall have the right to convert said Interests into one or more other classes of that particular series or any other series in accordance with such requirements and procedures as may be established by the Trustees.

          6.14 INVESTMENTS IN THE TRUST. The Trustees may accept investments in the Trust from such persons and on such terms and for such consideration, not inconsistent with the provisions of the 1940 Act, as they from time to time authorize. The Trustees may authorize any distributor, principal underwriter, custodian, transfer agent or other person to accept orders for the purchase of Interests that conform to such authorized terms and to reject any purchase orders for Interests whether or not conforming to such authorized terms.

          6.15 TRUSTEES AND OFFICERS AS HOLDERS. Any Trustee, officer or other agent of the Trust, and any organization in which any such person is interested, may acquire, own, hold and dispose of Interests of the Trust to the same extent as if such person were not a Trustee, officer or other agent of the Trust; and the Trust may issue and sell or cause to be issued and sold and may purchase Interests from any such person or any such organization subject only to the general limitations, restrictions or other provisions applicable to the sale or purchase of Interests generally.

          6.16 NO PREEMPTIVE RIGHTS; DERIVATIVE SUITS. Holders shall have no preemptive or other right to subscribe to any additional Interests or other securities issued by the Trust. No action may be brought by a Holder on behalf of the Trust unless Holders owning no less than 10% of the then outstanding Interests, or series or class thereof, join in the bringing of such action. A Holder of Interests in a particular series or a particular class of the Trust shall not be entitled to participate in a derivative or class action lawsuit on behalf of any other series or any other class or on behalf of the Holders of Interests in any other series or any other class of the Trust.

          6.17 NO APPRAISAL RIGHTS. Holders shall have no right to demand payment for their Interests or to any other rights of dissenting Holders in the event the Trust participates in any transaction which would give rise to appraisal or dissenters' rights by a stockholder of a corporation organized under the General Corporation Law of Delaware, or otherwise.

          6.18 STATUS OF INTERESTS AND LIMITATION OF PERSONAL LIABILITY. Interests shall be deemed to be personal property giving only the rights provided in this Amended and Restated Declaration of Trust. Every Holder by virtue of acquiring Interests shall be held to have expressly assented and agreed to the terms hereof and to be bound hereby. The death, incapacity, dissolution, termination or bankruptcy of a Holder during the continuance of the Trust shall not operate to dissolve or terminate the Trust or any series thereof nor entitle the representative of such Holder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but shall entitle the representative of such Holder only to the rights of such Holder under this Trust. Ownership of Interests shall not entitle the Holder to any title in or to the whole or any part of the Trust Property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Interests constitute the Holders as partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust, shall have any power to bind personally any Holder, nor except as specifically provided herein to call upon any Holder for the payment of any sum of money or assessment whatsoever other than such as the Holder may at any time personally agree to pay.

                           ARTICLE VII

                    Purchases and Redemptions
                    -------------------------

          7.1 PURCHASES. The Trustees, in their discretion, may, from time to time, without a vote of the Holders, permit the purchase of Interests by such party or parties (or increase in the Interests of a Holder), for such type of consideration, including, without limitation, cash or property, at such time or times (including, without limitation, each business day), and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including, without limitation, the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses.

          7.2 REDEMPTION BY HOLDER. Each Holder of Interests of the Trust or any series or class thereof shall have the right at such times as may be permitted by the Trust to require the Trust to redeem all or any part of his or her Interests of the Trust, or series or class thereof, at a redemption price equal to the net asset value per Interest of the Trust or series or class thereof, next determined in accordance with Section 7.4 hereof after the Interests are properly tendered for redemption, subject to any contingent deferred sales charge or redemption charge in effect at the time of redemption. Payment of the redemption price shall be in cash; provided, however, that if the Trustees determine, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Trust may, subject to the requirements of the 1940 Act, make payment wholly or partly in securities or other assets belonging to the Trust or series or class thereof of which the Interests being redeemed are part of the value of such securities or assets used in such determination of the net asset value.

          Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of the Holders of Interests of the Trust, or series or class thereof, to require the Trust to redeem Interests of the Trust, or of any series or class thereof, during any period or at any time when and to the extent permissible under the 1940 Act.

          7.3 REDEMPTION BY TRUST. Each Interest of the Trust, or series or class thereof that has been established and designated is subject to redemption by the Trust at the redemption price which would be applicable if such Interest was then being redeemed by the Holder pursuant to Section 7.2 hereof: (a) at any time, if the Trustees determine in their sole discretion and by majority vote that it is in the best interest of the Trust, or any series or class thereof, to so redeem, or (b) upon such other conditions as may from time to time be determined by the Trustees and set forth in the then current Prospectus of the Trust with respect to maintenance of Holder accounts of a minimum amount. Upon such redemption the Holders of the Interests so redeemed shall have no further right with respect thereto other than to receive payment of such redemption price.

          7.4 NET ASSET VALUE. The net asset value per Interest of any series shall be (a) in the case of a series whose Interests are not divided into classes, the quotient obtained by dividing the value of the net assets of that series (being the value of the assets belonging to that series less the liabilities belonging to that series) by the total number of Interests of that series outstanding, and (b) in the case of a class of Interests of a series whose Interests are divided into classes, the quotient obtained by dividing the value of the net assets of that series allocable to such class (being the value of the assets belonging to that series allocable to such class less the liabilities belonging to such class) by the total number of Interests of such class outstanding; all determined in accordance with the methods and procedures, including without limitation those with respect to rounding, established by the Trustees from time to time.

          The Trustees may determine to maintain the net asset value per Interest of any series or any class at a designated constant dollar amount and in connection therewith may adopt procedures consistent with the 1940 Act for continuing declarations of income attributable to that series or that class as dividends payable in additional Interests of that series at the designated constant dollar amount and for the handling of any losses attributable to that series or that class. Such procedures may provide that in the event of any loss each Holder shall be deemed to have contributed to the capital of the Trust attributable to that series his or her pro rata portion of the total number of Interests required to be cancelled in order to permit the net asset value per Interest of that series or class to be maintained, after reflecting such loss, at the designated constant dollar amount. Each Holder of the Trust shall be deemed to have agreed, by his or her investment in any series or class with respect to which the Trustees shall have adopted any such procedure, to make the contribution referred to in the preceding sentence in the event of any such loss.


                          ARTICLE VIII

                             Holders
                             -------

          8.1 RIGHTS OF HOLDERS. The right to conduct any business hereinbefore described is vested exclusively in the Trustees, and the Holders shall have no rights under this Declaration or with respect to the Trust Property other than the beneficial interest conferred by their Interests and the voting rights accorded to them under this Declaration.

          8.2 REGISTER OF INTERESTS. A register shall be kept by the Trust under the direction of the Trustees which shall contain the names and addresses of the Holders and the number of Interests held by each Holder. Each such register shall be conclusive as to the identity of the Holders of the Trust and the Persons who shall be entitled to payments of distributions or otherwise to exercise or enjoy the rights of Holders. No Holder shall be entitled to receive payment of any distribution, nor to have notice given to it as herein provided, until it has given its address to such officer or agent of the Trustees as shall keep the said register for entry thereon. No certificates certifying the ownership of interests need be issued except as the Trustees may otherwise determine from time to time.

          8.3 NOTICES. Any and all notices to which any Holder hereunder may be entitled and any and all communications shall be deemed duly served or given if presented personally to a Holder, left at his or her residence or usual place of business, or sent via United States mail or by electronic transmission to a Holder at his or her address as it is registered with the Trust, as provided in
Section 8.2. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the Holder at his or her address as it is registered with the Trust, as provided in Section 8.2, with postage thereon prepaid.

          8.4 MEETINGS OF HOLDERS. Meetings of the Holders may be called at any time by a majority of the Trustees and shall be called by any Trustee upon written request of Holders holding, in the aggregate, not less than 10% of the Interests (or series or class thereof), such request specifying the purpose or purposes for which such meeting is to be called. Any such meeting shall be held within or without the State of Delaware on such day and at such time as the Trustees shall designate. Holders of one-third of the Interests in the Trust, present in person or by proxy, shall constitute a quorum for the transaction of any business, except as may otherwise be required by the 1940 Act or other applicable law or by this Declaration or the By-Laws of the Trust. If a quorum is present at a meeting, an affirmative vote by the Holders present, in person or by proxy, holding more than 50% of the total Interests (or series or class thereof) of the Holders present, either in person or by proxy, at such meeting constitutes the action of the Holders, unless the 1940 Act, other applicable law, this Declaration or the By-Laws of the Trust require a greater number of affirmative votes. Notwithstanding the foregoing, the affirmative vote by the Holders present, in person or by proxy, holding less than 50% of the Interests (or class or series thereof) of the Holders present, in person or by proxy, at such meeting shall be sufficient for adjournments. Any meeting of Holders, whether or not a quorum is present, may be adjourned for any lawful purpose provided that no meeting shall be adjourned for more than six months beyond the originally scheduled meeting date. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting without the necessity of further notice.

          8.5 NOTICE OF MEETINGS. Written or printed notice of all meetings of the Holders, stating the time, place and purposes of the meeting, shall be given as provided in Section 8.3. At any such meeting, any business properly before the meeting may be considered, whether or not stated in the notice of the meeting. Any adjourned meeting held as provided in Section 8.4 shall not require the giving of additional notice.

          8.6 RECORD DATE. For the purpose of determining the Holders who are entitled to notice of any meeting, to vote at any meeting, to participate in any distribution, or for the purpose of any other action, the Trustees may from time to time fix a date, not more than 90 calendar days prior to the date of any meeting of the Holders or payment of distributions or other action, as the case may be, as a record date for the determination of the persons to be treated as Holders of record for such purposes, and any Holder who was a Holder at the date and time so fixed shall be entitled to vote at such meeting or to be treated as a Holder of record for purposes of such other action, even though he or she has since that date and time disposed of his or her Interests, and no Holder becoming such after that date and time shall be so entitled to vote at such meeting or to be treated as a Holder of record for purposes of such other action. If the Trustees shall divide the Interests into two or more series in accordance with Section 6.2 herein, nothing in this Section shall be construed as precluding the Trustees from setting different record dates for different series and if the Trustees shall divide any series into two or more classes in accordance with Section 6.3 herein, nothing in this Section 8.6 shall be construed as precluding the Trustees from setting different record dates for different classes.

          8.7 PROXIES, ETC. At any meeting of Holders, any Holder entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for verification prior to the time at which such vote shall be taken.

               (a) Pursuant to a resolution of a majority of the Trustees, proxies may be solicited in the name of one or more Trustees or one or more of the officers of the Trust. Only Holders of record shall be entitled to vote. Each Holder shall be entitled to a vote proportionate to its Interest in the Trust.

               (b) When Interests are held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect to such Interest, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect to such Interest.

               (c) A proxy purporting to be executed by or on behalf of a Holder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the Holder is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person regarding the charge or management of his or her Interest, he or she may vote by his or her guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.

          8.8 REPORTS. The Trustees shall cause to be prepared, at least annually, a report of operations containing a balance sheet and statement of income and undistributed income of the Trust prepared in conformity with generally accepted accounting principles and an opinion of an independent public accountant on such financial statements. The Trustees shall, in addition, furnish to the Holders at least semi-annually an interim report containing an unaudited balance sheet as of the end of such period and an unaudited statement of income and surplus for the period from the beginning of the current Fiscal Year to the end of such period.

          8.9 INSPECTION OF RECORDS. The records of the Trust shall be open to inspection by Holders during normal business hours and for any purpose not harmful to the Trust.

          8.10 VOTING POWERS. (a) The Holders shall have power to vote only (i) for the election of Trustees as contemplated by Section 2.2 hereof, (ii) with respect to any investment advisory contract as contemplated by Section 4.1 hereof, (iii) with respect to termination of the Trust as provided in Section
9.2 hereof, (iv) with respect to amendments to the Declaration of Trust as provided in Section 9.3 hereof, (v) with respect to any merger, consolidation or sale of assets as provided in Section 9.4 hereof, (vi) with respect to incorporation of the Trust to the extent and as provided in Section 9.5 hereof, and (vii) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, DBTA, or any other applicable law, the Declaration, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any state, or as and when the Trustees may consider necessary or desirable.

               (b) Each Holder shall be entitled to vote based on the ratio his or her Interest bears to the Interests of all Holders entitled to vote. Until Interests are issued, the Trustees may exercise all rights of Holders and may take any action required by law, the Declaration or the By-Laws to be taken by Holders. The By-Laws may include further provisions for Holders' votes and meetings and related matters not inconsistent with this Declaration.

          8.11 HOLDER ACTION BY WRITTEN CONSENT. Any action which may be taken by the Holders may be taken without notice and without a meeting if Holders holding more than 50% of the total Interests entitled to vote (or such larger proportion thereof as shall be required by any express provision of this Declaration) shall consent to the action in writing and the written consents shall be filed with the records of the meetings of Holders. Such consents shall be treated for all purposes as votes taken at a meeting of the Holders.

          8.12 HOLDER COMMUNICATIONS.   (a)  Whenever ten or more Holders who
have been such for at least six months preceding the date of application, and who hold in the aggregate at least 1% of the total Interests, shall apply to the Trustees in writing, stating that they wish to communicate with other Holders with a view to obtaining signatures for a request for a meeting of Holders and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either (i) afford to such applicants access to a list of the names and addresses of all Holders as recorded on the books of the Trust; or (ii) inform such applicants as to the approximate number of Holders, and the approximate cost of transmitting to them the proposed communication and form of request.

               (b) If the Trustees elect to follow the course specified in clause (ii) above, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be transmitted and of the reasonable expenses of transmission, shall, with reasonable promptness, transmit, by United States mail or by electronic transmission, such material to all Holders at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall transmit, by United States mail or by electronic transmission, to such applicants and file with the Commission, together with a copy of the material to be transmitted, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. The Trustees shall thereafter comply with any order entered by the Commission and the requirements of the 1940 Act and the Securities Exchange Act of 1934.

                           ARTICLE IX

                 Duration; Termination of Trust;
                    Amendment; Mergers; Etc.
                 -------------------------------

          9.1 DURATION. Subject to possible termination in accordance with the provisions of Section 9.2, the Trust created hereby shall continue perpetually pursuant to Section 3808 of DBTA.

          9.2 TERMINATION OF TRUST. (a) The Trust may be terminated (i) by the affirmative vote of the Holders of not less than two-thirds of the Interests in the Trust at any meeting of the Holders, or (ii) by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the Holders of not less than two-thirds of such Interests, or (iii) by the Trustees by written notice to the Holders. Upon any such termination,

                    (i) The Trust shall carry on no business except for the purpose of winding up its affairs.

                    (ii) The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, or otherwise dispose of all or any part of the remaining Trust Property to one or more Persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, or other disposition of all or substantially all of the Trust Property shall require approval of the principal terms of the transaction and the nature and amount of the consideration by the Holders with a Majority Interests Vote.

                    (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property, in cash or in kind or partly each, among the Holders according to their respective rights.

               (b) Upon termination of the Trust and distribution to the Holders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination and file a certificate of cancellation in accordance with
Section 3810 of the DBTA. Upon termination of the Trust, the Trustees shall thereon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Holders shall thereupon cease.

          9.3  AMENDMENT PROCEDURE.

               (a) All rights granted to the Holders under this Declaration of Trust are granted subject to the reservation of the right of the Trustees to amend this Declaration of Trust as herein provided, except as set forth herein to the contrary. Subject to the foregoing, the provisions of this Declaration of Trust (whether or not related to the rights of Holders) may be amended at any time, so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by a majority of the Trustees (or by an officer of the Trust pursuant to the vote of a majority of such Trustees). Any such amendment shall be effective as provided in the instrument containing the terms of such amendment or, if there is no provision therein with respect to effectiveness, upon the execution of such instrument and of a certificate (which may be a part of such instrument) executed by a Trustee or officer of the Trust to the effect that such amendment has been duly adopted.

               (b) No amendment may be made, under Section 9.3(a) above, which would change any rights with respect to any Interest in the Trust by reducing the amount payable thereon upon liquidation of the Trust, by repealing the limitations on personal liability of any Holder or Trustee, or by diminishing or eliminating any voting rights pertaining thereto, except with a Majority Interests Vote.

               (c) A certification signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Holders or by the Trustees as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

               (d) Notwithstanding any other provision hereof, until such time as Interests are first sold, this Declaration may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

          9.4 MERGER, CONSOLIDATION AND SALE OF ASSETS. The Trust may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of its property, including its good will, upon such terms and conditions and for such consideration when and as authorized by no less than a majority of the Trustees and by a Majority Interests Vote of the Trust or by an instrument or instruments in writing without a meeting, consented to by the Holders of not less than 50% of the total Interests of the Trust or such series, as the case may be, and any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of the State of Delaware. In accordance with Section 3815(f) of DBTA, an agreement of merger or consolidation may effect any amendment to the Declaration or By-Laws or effect the adoption of a new declaration of trust or by-laws of the Trust if the Trust is the surviving or resulting business trust. A certificate of merger or consolidation of the Trust shall be signed by a majority of the Trustees.

          9.5 INCORPORATION. Upon a Majority Interests Vote, the Trustees may cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, association or other organization to take over all of the Trust Property or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust Property to any such corporation, trust, association or organization in exchange for the equity interests thereof or otherwise, and to lend money to, subscribe for the equity interests of, and enter into any contracts with any such corporation, trust, partnership, association or organization, or any corporation, partnership, trust, association or organization in which the Trust holds or is about to acquire equity interests. The Trustees may also cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust, partnership, association or other organization if and to the extent permitted by law, as provided under the law then in effect. Nothing contained herein shall be construed as requiring approval of the Holders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion of the Trust Property to such organizations or entities.

                            ARTICLE X

                          Miscellaneous
                          -------------

          10.1 CERTIFICATE OF DESIGNATION; AGENT FOR SERVICE OF PROCESS. The Trust shall file, in accordance with Section 3812 of DBTA, in the office of the Secretary of State of Delaware, a certificate of trust, in the form and with such information required by Section 3810 of DBTA and executed in the manner specified in Section 3811 of DBTA. In the event the Trust does not have at least one Trustee qualified under Section 3807(a) of DBTA, then the Trust shall comply with Section 3807(b) of DBTA by having and maintaining a registered office in Delaware and by designating a registered agent for service of process on the Trust, which agent shall have the same business office as the Trust's registered office. The failure to file any such certificate, to maintain a registered office, to designate a registered agent for service of process, or to include such other information shall not affect the validity of the establishment of the Trust, the Declaration, the By-Laws or any action taken by the Trustees, the Trust officers or any other Person with respect to the Trust except insofar as a provision of the DBTA would have governed, in which case the Delaware common law governs.

          10.2 GOVERNING LAW. This Declaration is executed by all of the Trustees and delivered with reference to DBTA and the laws of the State of Delaware, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to DBTA and the laws of the State of Delaware (unless and to the extent otherwise provided for and/or preempted by the 1940 Act or other applicable federal securities laws); provided, however, that there shall not be applicable to the Trust, the Trustees or this Declaration (a) the provisions of Section 3540 of Title 12 of the Delaware Code, or (b) any provisions of the laws (statutory or common) of the State of Delaware (other than the DBTA) pertaining to trusts which are inconsistent with the rights, duties, powers, limitations or liabilities of the Trustees set forth or referenced in this Declaration.

          10.3 COUNTERPARTS. This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

          10.4 RELIANCE BY THIRD PARTIES. Any certificate executed by an individual who, according to the records of the Trust or of any recording office in which this Declaration may be recorded, appears to be a Trustee hereunder, certifying to (a) the number or identity of Trustees or Holders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Holders, (d) the fact that the number of Trustees or Holders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (e) the form of any By-Laws adopted by or the identity of any officers elected by the Trustees, or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any person dealing with the Trustees and their successors.

          10.5 PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS. (a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the DBTA, or with other applicable laws and regulations, the conflicting provisions shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

               (b) If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

          10.6 TRUST ONLY. It is the intention of the Trustees to create only a business trust under DBTA with the relationship of trustee and beneficiary between the Trustees and each Holder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment, or any form of legal relationship other than a Delaware business trust except to the extent such trust is deemed to constitute a corporation under the Code and applicable state tax laws. Nothing in this Declaration of Trust shall be construed to make the Holders, either by themselves or with the Trustees, partners or members of a joint stock association.

          10.7 WITHHOLDING. Should any Holder be subject to withholding pursuant to the Code or any other provision of law, the Trust shall withhold all amounts otherwise distributable to such Holder as shall be required by law and any amounts so withheld shall be deemed to have been distributed to such Holder under this Declaration of Trust. If any sums are withheld pursuant to this provision, the Trust shall remit the sums so withheld to and file the required forms with the Internal Revenue Service, or other applicable government agency.

          10.8 HEADINGS AND CONSTRUCTION. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable.

          IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.



--------------------                                           October 1, 1996
H. Steel Bokhof, Jr.
Trustee






                              THE GARZARELLI FUNDS
                              --------------------

                                     BY-LAWS
                                     -------

          These By-Laws are made as of the 1st day of October, 1996 and adopted pursuant to Section 2.7 of the Declaration of Trust establishing the THE GARZARELLI FUNDS dated October 1, 1996, as from time to time amended (hereinafter called the "Declaration"). All words and terms capitalized in these By-Laws shall have the meaning or meanings set forth for such words or terms in the Declaration.


                            ARTICLE I

                       Meetings of Holders
                       -------------------

          Section 1.1 ANNUAL MEETING. An annual meeting of the Holders of Interests in the Trust, which may be held on such date and at such hour as may from time to time be designated by the Board of Trustees and stated in the notice of such meeting, is not required to be held unless certain actions must be taken by the Holders as set forth in Section 8.10 of the Declaration, or except when the Trustees consider it necessary or desirable.

          Section 1.2 CHAIRPERSON. The President or, in his or her absence, the Chief Operating Officer shall act as chairperson at all meetings of the Holders and, in the absence of both of them, the Trustee or Trustees present at the meeting may elect a temporary chairperson for the meeting, who may be one of themselves or an officer of the Trust.

          Section 1.3 PROXIES: VOTING. Holders may vote either in person or by duly executed proxy and each Holder shall be entitled to a vote proportionate to his or her Interest in the Trust, all as provided in Article VIII of the Declaration. No proxy shall be valid after eleven (11) months from the date of its execution, unless a longer period is expressly stated in such proxy.

          Section 1.4 FIXING RECORD DATES. For the purpose of determining the Holders who are entitled to notice of or to vote or to act at a meeting, including any adjournment thereof, or who are entitled to participate in any distributions, or for any other proper purpose, the Trustees may from time to time fix a record date in the manner provided in Section 8.6 of the Declaration. If the Trustees do not, prior to any meeting of the Holders, so fix a record date, then the date of mailing notice of the meeting shall be the record date.

          Section 1.5 INSPECTORS OF ELECTION. In advance of any meeting of the Holders, the Trustees may appoint Inspectors of Election to act at the meeting or any adjournment thereof. If Inspectors of Election are not so appointed, the chairperson, if any, of any meeting of the Holders may, and on the request of any Holder or his or her proxy shall, appoint Inspectors of Election of the meeting. The number of Inspectors shall be either one or three. If appointed at the meeting on the request of one or more Holders or proxies, a Majority Interests vote shall determine whether one or three Inspectors are to be appointed, but failure to allow such determination by the Holders shall not affect the validity of the appointment of Inspectors of Election. In case any person appointed as Inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment made by the Trustees in advance of the convening of the meeting or at the meeting by the person acting as chairperson. The Inspectors of Election shall determine the Interests owned by Holders, the Interests represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies, shall receive votes, ballots or consents, shall hear and determine all challenges and questions in any way arising in connection with the right to vote, shall count and tabulate all votes or consents, determine the results, and do such other acts as may be proper to conduct the election or vote with fairness to all Holders. If there are three Inspectors of Election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. On request of the chairperson, if any, of the meeting, or of any Holder or his or her proxy, the Inspectors of Election shall make a report in writing of any challenge or question or matter determined by them and shall execute a certificate of any facts found by them.

          1.6 PLACE OF MEETINGS. All meetings of Holders shall be held at the principal office of the Trust or at such other place within the United States as shall be designated by the Trustees or the President of the Trust. The principal office of the Trust is located at 100 South Wacker Drive, Suite 2100, Chicago, Illinois 60606-4005.


                           ARTICLE II

                            Trustees
                            --------

          Section 2.1 ANNUAL AND REGULAR MEETINGS. The Trustees shall hold an Annual Meeting of the Trustees for the election of officers and the transaction of other business which may come before such meeting. Regular meetings of the Trustees may be held without call or notice at such place or places and times as the Trustees may by resolution provide from time to time.

          Section 2.2 SPECIAL MEETINGS. Special Meetings of the Trustees shall be held upon the call of the Chairperson, if any, the President, the Secretary, or any two Trustees, at such time, on such day and at such place, as shall be designated in the notice of the meeting.

          Section 2.3 NOTICE. Notice of a meeting shall be given by mail (which term shall include overnight mail) or by telegram (which term shall include a cablegram or telefacsimile) or delivered personally (which term shall include notice by telephone). If notice is given by mail, it shall be mailed not later than 72 hours preceding the meeting and if given by telegram or personally, such notice shall be delivered not later than 24 hours preceding the meeting. Notice of a meeting of Trustees may be waived before or after any meeting by signed written waiver. Neither the business to be transacted at, nor the purpose of, any meeting of the Board of Trustees need the notice or waiver of notice of such meeting, and no notice need be given of action proposed to be taken by written consent. The attendance of a Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Trustee attends a meeting for the express purpose of objecting, at the commencement of such meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened.

          Section 2.4 CHAIRPERSON: RECORDS. The Trustees shall appoint a Chairperson of the Board from among their number. Such Chairperson of the Board shall act as chairperson at all meetings of the Trustees; in his or her absence the President shall act as chairperson; and, in the absence of all of them, the Trustees present shall elect one of their number to act as temporary chairperson. The results of all actions taken at a meeting of the Trustees, or by written consent of the Trustees, shall be recorded by the Secretary.

          Section 2.5 AUDIT COMMITTEE. The Board of Trustees may, by the affirmative vote of a majority of the entire Board, appoint from its members an Audit Committee composed of two or more Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, as the Board may from time to time determine. The Audit Committee shall (a) recommend independent public accountants for selection by the Board, (b) review the scope of audit, accounting and financial internal controls and the quality and adequacy of the Trust's accounting staff with the independent public accountants and such other persons as may be deemed appropriate, (c) review with the accounting staff and the independent public accountants the compliance of transactions of the Trust with its investment adviser, administrator or any other service provider with the financial terms of applicable contracts or agreements, (d) review reports of the independent public accountants and comment to the Board when warranted, (e) report to the Board at least once each year and at such other times as the committee deems desirable, and (f) be directly available at all times to independent public accountants and responsible officers of the Trust for consultation on audit, accounting and related financial matters.

          Section 2.6 NOMINATING COMMITTEE OF TRUSTEES. The Board of Trustees may, by the affirmative vote of a majority of the entire Board, appoint from its members a Trustee Nominating Committee composed of two or more Trustees. The Trustee Nominating Committee shall recommend to the Board a slate of persons to be nominated for election as Trustees by the Holders at a meeting of the Holders and a person to be elected to fill any vacancy occurring for any reason in the Board. Notwithstanding anything in this Section to the contrary, if the Trust has in effect a plan pursuant to Rule 12b-1 under the 1940 Act, the selection and nomination of those Trustees who are not "interested persons" (as defined in the 1940 Act) shall be committed to the discretion of such non-interested Trustees.

          Section 2.7 EXECUTIVE COMMITTEE. The Board of Trustees may appoint from its members an Executive Committee composed of those Trustees as the Board may from time to time determine, of which committee the Chairperson of the Board shall be a member. In the intervals between meetings of the Board, the Executive Committee shall have the power of the Board to (a) determine the value of securities and assets owned by the Trust, (b) elect or appoint officers of the Trust to serve until the next meeting of the Board, and (c) take such action as may be necessary to manage the business of the Trust. All action by the Executive Committee shall be recorded and reported to the Board at its meeting next succeeding such action.

          Section 2.8 OTHER COMMITTEES. The Board of Trustees may appoint from among its members other committees composed of two or more of its Trustees which shall have such powers as may be delegated or authorized by the resolution appointing them.

          Section 2.9 COMMITTEE PROCEDURES. The Board of Trustees may at any time change the members of any committee, fill vacancies or discharge any committee. In the absence of any member of any committee, the member or members thereof present at any meeting, whether or not they constitute a quorum, may unanimously appoint to act in the place of such absent member a member of the Board. Each committee may fix its own rules of procedure and may meet as and when provided by those rules. Copies of the minutes of all meetings of committees other than the Nominating Committee and the Executive Committee shall be distributed to the Board unless the Board shall otherwise provide.


                           ARTICLE III

                            Officers
                            --------

          Section 3.1 OFFICERS OF THE TRUST; COMPENSATION. The officers of the Trust shall consist of a President, a Secretary, a Treasurer and such other officers or assistant officers, including Vice Presidents, as may be elected by the Trustees. Any two or more of the offices may be held by the same person. The Trustees may designate a Vice President as an Executive Vice President and may designate the order in which the other Vice Presidents may act. No officer of the Trust need be a Trustee. The Board of Trustees may determine what, if any, compensation shall be paid to officers of the Trust.

          Section 3.2 ELECTION AND TENURE. At the initial organization meeting and thereafter at each annual meeting of the Trustees, the Trustees shall elect the President, Secretary, Treasurer and such other officers as the Trustees shall deem necessary or appropriate in order to carry out the business of the Trust. Such officers shall hold office until the next annual meeting of the Trustees and until their successors have been duly elected and qualified. The Trustees may fill any vacancy in office or add any additional officers at any time.

          Section 3.3 REMOVAL OF OFFICERS. Any officer may be removed at any time, with or without cause, by action of a majority of the Trustees. This provision shall not prevent the making of a contract of employment for a definite term with any officer and shall have no effect upon any cause of action which any officer may have as a result of removal in breach of a contract of employment. Any officer may resign at any time by notice in writing signed by such officer and delivered or mailed to the President or Secretary, and such resignation shall take effect immediately, or at a later date according to the terms of such notice in writing.

          Section 3.4 BONDS AND SURETY. Any officer may be required by the Trustees to be bonded for the faithful performance of his or her duties in such amount and with such sureties as the Trustees may determine.

          Section 3.5 PRESIDENT AND VICE-PRESIDENTS. The President shall be the chief executive officer of the Trust and, subject to the control of the Trustees, shall have general supervision, direction and control of the business of the Trust and of its employees and shall exercise such general powers of management as are usually vested in the office of president of a corporation. The President shall preside at all meetings of the Holders and, in the absence of the Chairperson of the Board, the President shall preside at all meetings of the Trustees. Subject to direction of the Trustees, the President shall have the power, in the name and on behalf of the Trust, to execute any and all loan documents, contracts, agreements, deeds, mortgages, and other instruments in writing, and to employ and discharge employees and agents of the Trust. Unless otherwise directed by the Trustees, the President shall have full authority and power, on behalf of all of the Trustees, to attend and to act and to vote, on behalf of the Trust at any meetings of business organizations in which the Trust holds an interest, or to confer such powers upon any other persons, by executing any proxies duly authorizing such persons. The President shall have such further authorities and duties as the Trustees shall from time to time determine. In the absence or disability of the President, the Vice Presidents in order of their rank or the Vice President designated by the Trustees, shall perform all of the duties of President, and when so acting shall have all the powers of and be subject to all of the restrictions upon the President. Subject to the direction of the President, the Treasurer and each Vice President shall have the power in the name and on behalf of the Trust to execute any and all loan documents, contracts, agreements, deeds, mortgages and other instruments in writing, and, in addition, shall have such other duties and powers as shall be designated from time to time by the Trustees, the Chairperson, or the President.

          Section 3.6 SECRETARY. The Secretary shall keep the minutes of all meetings of, and record all votes of, Holders, Trustees and any committees of Trustees, provided that, in the absence or disability of the Secretary, the Holders or Trustees or committee may appoint any other person to keep the minutes of a meeting and record votes. The Secretary shall attest the signature or signatures of the officer or officers executing any instrument on behalf of the Trust. The Secretary shall also perform any other duties commonly incident to such office in a Delaware business trust and shall have such other authorities and duties as the Trustees shall from time to time determine.

          Section 3.7 TREASURER. Except as otherwise directed by the Trustees, the Treasurer shall have the general supervision of the monies, funds, securities, notes receivable and other valuable papers and documents of the Trust, and shall have and exercise under the supervision of the Trustees and of the Chairperson and the President all powers and duties normally incident to his office. He or she may endorse for deposit or collection all notes, checks and other instruments payable to the Trust or to its order. He or she shall deposit all funds of the Trust as may be ordered by the Trustees, the Chairperson or the President. He or she shall keep accurate account of the books of the Trust's transactions which shall be the property of the Trust and which, together with all other property of the Trust in his or her possession, shall be subject at all times to the inspection and control of the Trustees. Unless the Trustees shall otherwise determine, the Treasurer shall be the principal accounting officer of the Trust and shall also be the principal financial officer of the Trust. He or she shall have such other duties and authorities as the Trustees shall from time to time determine. Notwithstanding anything to the contrary herein contained, the Trustees may authorize any adviser or administrator to maintain bank accounts and deposit and disburse funds on behalf of the Trust.

          Section 3.8 OTHER OFFICERS AND DUTIES. The Trustees may elect such other officers and assistant officers as they shall from time to time determine to be necessary or desirable in order to conduct the business of the Trust. Assistant officers shall act generally in the absence of the officer whom they assist and shall assist that officer in the duties of his or her office. Each officer, employee and agent of the Trust shall have such other duties and authority as may be conferred upon him or her by the Trustees or delegated to him or her by the President.


                           ARTICLE IV

                            Custodian
                            ---------

          Section 4.1 APPOINTMENT AND DUTIES. The Trustees shall at all times employ a custodian or custodians with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in these By-Laws:


               (1) to hold the securities owned by the Trust and deliver the same upon written order;

               (2) to receive and receipt for any moneys due to the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct;

               (3) to disburse such funds upon orders or vouchers;

               (4) if authorized by the Trustees, to keep the books and accounts of the Trust and furnish clerical and accounting services; and

               (5) if authorized to do so by the Trustees, to compute the net income and net assets of the Trust;

all upon such basis of compensation as may be agreed upon between the Trustees and the custodian. The Trustees may also authorize the custodian to employ one or more subcustodians, from time to time, to perform such of the acts and services of the custodian and upon such terms and conditions as may be agreed upon between the custodian and such sub-custodian and approved by the Trustee.

          Section 4.2 CENTRAL CERTIFICATE SYSTEM. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934, any such other person or entity with which the Trustees may authorize deposit in accordance with the 1940 Act.


                            ARTICLE V

                          Miscellaneous
                          -------------

          Section 5.1 DEPOSITORIES. In accordance with Article IV of these By-Laws, the funds of the Trust shall be deposited in such depositories as the Trustees shall designate and shall be drawn out on checks, drafts or other orders signed by such officer, officers, agent or agents (including any adviser or administrator), as the Trustees may from time to time authorize.

          Section 5.2 SIGNATURES. All contracts and other instruments shall be executed on behalf of the Trust by such officer, officers, agent or agents, as provided in these By-Laws or as the Trustees may from time to time by resolution or authorization provide.

          Section 5.3 SEAL. The seal of the Trust shall, subject to alteration by the Trustees, consist of a flat-faced circular die with the word "Delaware", together with the name of the Trust and the year of its organization, cut or engraved thereon; but, unless otherwise required by the Trustees, the seal shall not be necessary to be placed on, and its absence shall not impair the validity of, any document, instrument or other paper executed and delivered by or on behalf of the Trust.

          Section 5.4 FISCAL YEAR. The fiscal year of the Trust shall end on October 31 of each year, subject, however, to change from time to time by the Board of Trustees.

                           ARTICLE VI

                            Interests
                            ---------

          Section 6.1 INTERESTS. Except as otherwise provided by law, the Trust shall be entitled to recognize the exclusive right of a person in whose name Interests stand on the record of Holders as the owners of such Interests for all purposes, including, without limitation, the rights to receive distributions, and to vote as such owner, and the Trust shall not be bound to recognize any owner, and the Trust shall not be bound to recognize any equitable or legal claim to or interest in any such Interests on the part of any other person.

          Section 6.2 REGULATIONS. The Trustees may make such additional rules and regulations, not inconsistent with these By-Laws, as they may deem expedient concerning the sale and purchase of Interests of the Trust.

          Section 6.3 DISTRIBUTION DISBURSING AGENTS AND THE LIKE. The Trustees shall have the power to employ and compensate such distribution disbursing agents, warrant agents and agents for the reinvestment of distributions as they shall deem necessary or desirable. Any of such agents shall have such power and authority as is delegated to any of them by the Trustees.


                           ARTICLE VII

                      Amendment of By-Laws
                      --------------------

          Section 7.1  AMENDMENT AND REPEAL OF BY-LAWS.  In accordance with
Section 2.7 of the Declaration, the Trustees shall have the power to alter, amend or repeal the By-Laws or adopt new By-Laws at any time. The Trustees shall in no event adopt By-Laws which are in conflict with the Declaration, DBTA, the 1940 Act or applicable federal securities laws.

          Section 7.2 NO PERSONAL LIABILITY. The Declaration establishing the THE GARZARELLI FUNDS provides that the name "THE GARZARELLI FUNDS" does not refer to the Trustees as individuals or personally; and no Trustee, officer, employee or agent of, or Holder of Interest in, THE GARZARELLI FUNDS shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of THE GARZARELLI FUNDS (except to the extent of a Holder's Interest in the Trust).